Rule 497(c)

File No. 333-207937

Statement of Additional Information

AMPLIFY ETF trust
Investment Company Act File No. 811-23108

Fund	Ticker	Listing Exchange
Amplify AI Powered Equity ETF	AIEQ	NYSE Arca, Inc.
Amplify Alternative Harvest ETF	MJ	NYSE Arca, Inc.
Amplify Bitcoin 2% Monthly Option Income ETF (formerly Amplify Bitcoin 24% Premium Income ETF)	BITY	Cboe BZX Exchange, Inc.
Amplify Bitcoin Max Income Covered Call ETF	BAGY	Cboe BZX Exchange, Inc.
Amplify BlackSwan Growth & Treasury Core ETF	SWAN	NYSE Arca, Inc.
Amplify BlackSwan ISWN ETF	ISWN	NYSE Arca, Inc.
Amplify Blockchain Technology ETF (formerly Amplify Transformational Data Sharing ETF)	BLOK	NYSE Arca, Inc.
Amplify Bloomberg AI Value Chain ETF	AIVC	NYSE Arca, Inc.
Amplify TLT U.S. Treasury 12% Option Income ETF (formerly Amplify Bloomberg U.S. Treasury 12% Premium Income ETF)	TLTP	Cboe BZX Exchange, Inc.
Amplify BlueStar Israel Technology ETF	ITEQ	NYSE Arca, Inc.
Amplify Cash Flow Dividend Leaders ETF	COWS	Nasdaq Stock Market LLC
Amplify COWS Covered Call ETF	HCOW	Nasdaq Stock Market LLC
Amplify CWP Enhanced Dividend Income ETF	DIVO	NYSE Arca, Inc.
Amplify CWP Growth & Income ETF	QDVO	NYSE Arca, Inc.
Amplify CWP International Enhanced Dividend Income ETF	IDVO	NYSE Arca, Inc.
Amplify Cybersecurity ETF	HACK	NYSE Arca, Inc.
Amplify Digital Payments ETF	IPAY	NYSE Arca, Inc.
Amplify Etho Climate Leadership U.S. ETF	ETHO	NYSE Arca, Inc.
Amplify CEF High Income ETF (formerly Amplify High Income ETF)	YYY	NYSE Arca, Inc.
Amplify Junior Silver Miners ETF	SILJ	NYSE Arca, Inc.
Amplify Lithium & Battery Technology ETF	BATT	NYSE Arca, Inc.
Amplify Online Retail ETF	IBUY	NYSE Arca, Inc.
Amplify Samsung SOFR ETF	SOFR	NYSE Arca, Inc.
Amplify Samsung U.S. Natural Gas Infrastructure ETF	USNG	NYSE Arca, Inc.
Amplify Seymour Cannabis ETF	CNBS	NYSE Arca, Inc.
Amplify SILJ Covered Call ETF	SLJY	NYSE Arca, Inc.
Amplify Small-Mid Cap Equity ETF	SMAP	NYSE Arca, Inc.
Amplify Travel Tech ETF	AWAY	NYSE Arca, Inc.
Amplify Video Game Leaders ETF	GAMR	NYSE Arca, Inc.
Amplify Weight Loss Drug & Treatment ETF	THNR	NYSE Arca, Inc.

Dated January 28, 2026

This Statement of Additional Information (“SAI”) describes shares of each of the funds set forth above (each a “Fund”, and collectively, the “Funds”), each a series of Amplify ETF Trust (the “Trust”). The SAI is not a prospectus and it should be read in conjunction with each Fund’s prospectus, each dated January 28, 2026, as each may be revised from time to time (each a “Prospectus”). The SAI is incorporated by reference into each Fund’s Prospectus. Capitalized terms used herein that are not defined have the same meanings as in the applicable Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, or by calling toll free at 1-855-267-3837.

The audited financial statements for the Fund’s most recent fiscal year appear in the Funds’ Annual Report to Shareholders dated September 30, 2025, which was filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2025. The financial statements from the Form N-CSR are incorporated herein by reference. The Form N-CSR is available without charge by calling (855) 267-3837 or by visiting the SEC’s website at www.sec.gov.

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General Description of the Trust and the Funds

The Trust was organized as a Massachusetts business trust on January 6, 2015 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in separate series. This SAI relates to the Funds listed below. The below also details whether each Fund is classified as a “diversified company” or a “non-diversified company” as such terms are defined under the 1940 Act.

Amplify AI Powered Equity ETF (“AIEQ”)	Non-Diversified
Amplify Alternative Harvest ETF (“MJ”)	Non-Diversified
Amplify Bitcoin 2% Monthly Option Income ETF (“BITY”)	Non-Diversified
Amplify Bitcoin Max Income Covered Call ETF (“BAGY”)	Non-Diversified
Amplify BlackSwan Growth & Treasury Core ETF (“SWAN”)	Diversified
Amplify BlackSwan ISWN ETF (“ISWN”)	Non-Diversified
Amplify Blockchain Technology ETF (“BLOK”)	Diversified
Amplify Bloomberg AI Value Chain ETF (“AIVC”)	Non-Diversified
Amplify TLT U.S. Treasury 12% Option Income ETF (“TLTP”)	Non-Diversified
Amplify BlueStar Israel Technology ETF (“ITEQ”)	Non-Diversified
Amplify Cash Flow Dividend Leaders ETF (“COWS”)	Non-Diversified
Amplify COWS Covered Call ETF (“HCOW”)	Non-Diversified
Amplify CWP Enhanced Dividend Income ETF (“DIVO”)	Non-Diversified
Amplify CWP Growth & Income ETF (“QDVO”)	Non-Diversified
Amplify CWP International Enhanced Dividend Income ETF (“IDVO”)	Non-Diversified
Amplify Cybersecurity ETF (“HACK”)	Non-Diversified
Amplify Digital Payments ETF (“IPAY”)	Non-Diversified
Amplify Etho Climate Leadership U.S. ETF (“ETHO”)	Non-Diversified
Amplify CEF High Income ETF (“YYY”)	Diversified
Amplify Junior Silver Miners ETF (“SILJ”)	Non-Diversified
Amplify Lithium & Battery Technology ETF (“BATT”)	Non-Diversified
Amplify Online Retail ETF (“IBUY”)	Diversified
Amplify Samsung SOFR ETF (“SOFR”)	Non-Diversified
Amplify Samsung U.S. Natural Gas Infrastructure ETF (“USNG”)	Non-Diversified
Amplify Seymour Cannabis ETF (“CNBS”)	Non-Diversified
Amplify SILJ Covered Call ETF (“SLJY”)	Non-Diversified
Amplify Small-Mid Cap Equity ETF (“SMAP”)	Diversified
Amplify Travel Tech ETF (“AWAY”)	Non-Diversified
Amplify Video Game Leaders ETF (“GAMR”)	Non-Diversified
Amplify Weight Loss Drug & Treatment ETF (“THNR”)	Non-Diversified

This SAI relates to the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share of a Fund has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or a Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by such Fund. The provisions of the Declaration state that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Funds with any service provider or other agent to or contractor with the Trust or the Funds including, without limitation, any third party beneficiary rights. In addition, under the Declaration, shareholders do not have appraisal rights with respect to their shares and, except as the Trustees may determine from time to time, shall have no right to acquire, purchase or subscribe for any shares or securities of any Fund that it may issue or sell, or have any preference, preemptive, conversion or exchange rights. The provisions of the Declaration, any By-laws of the Funds and any contract or agreement entered into by the Trust or the Funds governed by applicable state law do not affect the rights of any shareholder under any provision of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of a Fund’s shares are required to disclose information on direct or indirect ownership of such Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of a Fund’s shares may be disclosed by such Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of such Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

If a demand is rejected as set forth above, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of such Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.

The Declaration provides that no provision of the Declaration may require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or any rule, regulation or order of the U.S. Securities and Exchange Commission (“SEC”) thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Information about the Funds

The Funds are advised by Amplify Investments LLC (the “Adviser” or “Amplify Investments”). Penserra Capital Management LLC (“Penserra”), Tidal Investments LLC (“Tidal”), Capital Wealth Planning, LLC (“CWP”), Cerity Partners LLC (“Cerity”), Seymour Asset Management LLC (“Seymour”), Kelly Strategic Management, LLC (doing business as Kelly Intelligence) (“Kelly Intelligence” or “KI”), Curi Capital, LLC (“Curi”) and Samsung Asset Management (New York), Inc. (“Samsung”) serve as investment sub-advisers to the Funds. See “Investment Adviser and Other Service Providers — Sub-Advisers” below for additional information regarding the Sub-Advisers.

On or about October 4, 2019, YYY acquired all of the assets and liabilities of YieldShares High Income ETF, a series of Exchange Traded Concepts Trust (“Predecessor YYY”). YYY adopted the prior performance and history of Predecessor YYY.

On or about March 21, 2019, DIVO changed its name from Amplify YieldShares CWP Dividend & Option Income ETF to Amplify CWP Enhanced Dividend Income ETF.

On or about October 13, 2020, BATT changed its name from Amplify Advanced Battery Metals and Materials ETF to Amplify Lithium & Battery Technology ETF. Additionally, BATT changed from an actively managed fund to a passively managed fund, and amended its investment objective from providing total return to investors to seeking investment results that generally correspond to its index with corresponding edits to its principal investment strategies.

Effective September 16, 2020, BLOK, BATT and SWAN terminated the investment sub-advisory agreement with CSAT Investment Advisory, L.P., d/b/a Exponential ETFs (“Exponential”). The Board appointed Toroso to replace Exponential as sub-adviser for SWAN. Toroso continued to serve as sub-adviser for BLOK and BATT.

On or about January 29, 2024, AIEQ acquired all the assets and liabilities of AI Powered Equity ETF (“Predecessor AIEQ”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor AIEQ.

On or about January 29, 2024, MJ acquired all the assets and liabilities of ETFMG Alternative Harvest ETF (“Predecessor MJ”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor MJ. On or about January 28, 2025, the Board appointed Seymour Asset Management LLC to serve as an investment sub-adviser to MJ.

On or about January 29, 2024, AIVC acquired all the assets and liabilities of Wedbush ETFMG Global Cloud Technology ETF (“Predecessor AIVC”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor AIVC. On or about May 1, 2024, AIVC’s index changed its name from Dan Ives Global Cloud Technology Prime Index NTR to Prime Global Cloud Technology Index NTR. On or about October 21, 2024, AIVC changed its name from Amplify Global Cloud Technology ETF to Amplify Bloomberg AI Value Chain ETF, AIVC’s index was updated to the Bloomberg AI Value Chain Index, and in connection with changes in such index, AIVC’s investment objective and principal investment strategies were amended.

On or about January 29, 2024, ITEQ acquired all the assets and liabilities of Etho BlueStar Israel Technology ETF (“Predecessor ITEQ”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor ITEQ.

On or about January 29, 2024, HACK acquired all the assets and liabilities of ETFMG Prime Cyber Security ETF (“Predecessor HACK”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor HACK. In connection with the acquisition, the Fund stopped following the Prime Cyber Defense Index and began following the Nasdaq ISE Cyber Security Select Index.

On or about January 29, 2024, IPAY acquired all the assets and liabilities of ETFMG Prime Mobile Payments ETF (“Predecessor IPAY”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor IPAY. In connection with the acquisition, the Fund stopped following the Prime Mobile Payments Index and began following the Nasdaq CTA Global Digital Payments Index. On or about October 3, 2024, the Fund’s name changed from Amplify Mobile Payments ETF to Amplify Digital Payments ETF.

On or about January 29, 2024, ETHO acquired all the assets and liabilities of Etho Climate Leadership U.S. ETF (“Predecessor ETHO”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor ETHO.

On or about January 29, 2024, SILJ acquired all the assets and liabilities of ETFMG Prime Junior Silver Miners ETF (“Predecessor SILJ”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor SILJ. Effective May 2, 2024, the index the Fund seeks to track changed its name from Nasdaq Metals Focus Silver Minders Index to Nasdaq Metals Focus Silver Miners™ Index.

On or about January 29, 2024, AWAY acquired all the assets and liabilities of AETFMG Travel Tech ETF (“Predecessor AWAY” and each of Predecessor AIEQ, Predecessor MJ, Predecessor AIVC, Predecessor ITEQ, Predecessor HACK, Predecessor IPAY, Predecessor ETHO, Predecessor SILJ, and Predecessor AWAY, a “Predecessor ETFMG Fund” and collectively, the “Predecessor ETFMG Funds”), a series of the ETF Managers Trust. The Fund adopted the prior performance and financial history of Predecessor AWAY.

On or about May 14, 2024, IDVO changed its name from Amplify International Enhanced Dividend Income ETF to Amplify CWP International Enhanced Dividend Income ETF. Additionally, the Board appointed Seymour Asset Management LLC to serve as an investment sub-adviser to IDVO.

On or about September 26, 2024, SOFR changed its ticker symbol from “SOF” to “SOFR”.

On or about November 12, 2024, the Board voted to terminate the investment sub-advisory agreement with Penserra for CNBS, effective on or about January 28, 2025. The Board appointed Tidal to replace Penserra as sub-adviser for CNBS.

On or about May 16, 2025, BITY changed its name from Amplify Bitcoin 24% Premium Income ETF to Amplify Bitcoin 2% Monthly Option Income ETF.

On or about October 13, 2025, BLOK changed its name from Amplify Transformational Data Sharing ETF to Amplify Blockchain Technology ETF, and revised its investment policy pursuant to Rule 35d-1 of the 1940 Act to invest at least 80% of its net assets in the equity securities of companies actively involved in the development and utilization of blockchain technologies.

On or about October 13, 2025, YYY changed its name from Amplify High Income ETF to Amplify CEF High Income ETF.

On or about November 24, 2025, TLTP changed its name from Amplify Bloomberg U.S. Treasury 12% Premium Income ETF to Amplify TLT U.S. Treasury 12% Option Income ETF.

The below table indicates the exchange on which each Fund’s shares list and principally trade (each, an “Exchange” and collectively, the “Exchanges”).

Amplify AI Powered Equity ETF	AIEQ	NYSE Arca, Inc.
Amplify Alternative Harvest ETF	MJ	NYSE Arca, Inc.
Amplify Bitcoin 2% Monthly Option Income ETF	BITY	Cboe BZX Exchange, Inc.
Amplify Bitcoin Max Income Covered Call ETF	BAGY	Cboe BZX Exchange, Inc.
Amplify BlackSwan Growth & Treasury Core ETF	SWAN	NYSE Arca, Inc.
Amplify BlackSwan ISWN ETF	ISWN	NYSE Arca, Inc.
Amplify Blockchain Technology ETF	BLOK	NYSE Arca, Inc.
Amplify Bloomberg AI Value Chain ETF	AIVC	NYSE Arca, Inc.
Amplify TLT U.S. Treasury 12% Option Income ETF	TLTP	Cboe BZX Exchange, Inc.
Amplify BlueStar Israel Technology ETF	ITEQ	NYSE Arca, Inc.
Amplify Cash Flow Dividend Leaders ETF	COWS	Nasdaq Stock Market LLC
Amplify COWS Covered Call ETF	HCOW	Nasdaq Stock Market LLC
Amplify CWP Enhanced Dividend Income ETF	DIVO	NYSE Arca, Inc.
Amplify CWP Growth & Income ETF	QDVO	NYSE Arca, Inc.
Amplify CWP International Enhanced Dividend Income ETF	IDVO	NYSE Arca, Inc.
Amplify Cybersecurity ETF	HACK	NYSE Arca, Inc.
Amplify Digital Payments ETF	IPAY	NYSE Arca, Inc.

Amplify Etho Climate Leadership U.S. ETF	ETHO	NYSE Arca, Inc.
Amplify CEF High Income ETF	YYY	NYSE Arca, Inc.
Amplify Junior Silver Miners ETF	SILJ	NYSE Arca, Inc.
Amplify Lithium & Battery Technology ETF	BATT	NYSE Arca, Inc.
Amplify Online Retail ETF	IBUY	NYSE Arca, Inc.
Amplify Samsung SOFR ETF	SOFR	NYSE Arca, Inc.
Amplify Samsung U.S. Natural Gas Infrastructure ETF	USNG	NYSE Arca, Inc.
Amplify Seymour Cannabis ETF	CNBS	NYSE Arca, Inc.
Amplify SILJ Covered Call ETF	SLJY	NYSE Arca, Inc.
Amplify Small-Mid Cap Equity ETF	SMAP	NYSE Arca, Inc.
Amplify Travel Tech ETF	AWAY	NYSE Arca, Inc.
Amplify Video Game Leaders ETF	GAMR	NYSE Arca, Inc.
Amplify Weight Loss Drug & Treatment ETF	THNR	NYSE Arca, Inc.

The shares trade on either the NYSE Arca, Inc. (“NYSE Arca”), the Nasdaq Stock Market LLC (“Nasdaq”) or Cboe BZX Exchange, Inc. (“Cboe”, and each of Cboe, NYSE Arca and Nasdaq, an “Exchange” and together, the “Exchanges”) at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Funds, do not sell or redeem individual shares of the Fund. Instead, the Funds offer, issue and redeem shares at NAV only in aggregations of a specified number of shares (each a “Creation Unit”). Financial entities known as “authorized participants” (which are discussed in greater detail below) have contractual arrangements with the Funds or the Distributor to purchase and redeem Fund shares directly with such Fund in Creation Units in exchange for the securities comprising a Fund and/or cash, or some combination thereof. Shares of a Fund are traded in the secondary market and elsewhere at market prices that may be at, above, or below a Fund’s NAV. Shares are only redeemable in Creation Units by authorized participants. Creation Units are typically a specified number of shares, generally 10,000, 25,000 or multiples thereof, except in the event of the liquidation of a Fund, where the Trust may lower the number of shares in a Creation Unit.

An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Certain of the Funds are “actively managed”, whereas other Funds are “passively managed” ETFs, whereby such Fund seeks to replicate the performance of a specific index. The below table details which Funds are passively managed, and the corresponding index (each an “Index” and collectively, the “Indexes”) such Fund seeks to replicate the returns of (before fees and expenses).

Fund	Index
Amplify AI Powered Equity ETF	AI Powered Equity Index (the “AIEQ Index”)
Amplify Alternative Harvest ETF	Prime Alternative Harvest Index (the “MJ Index”)
Amplify BlackSwan Growth & Treasury Core ETF	S-Network BlackSwan Core Index (the “SWAN Index”)
Amplify BlackSwan ISWN ETF	S-Network International BlackSwan Index (the “ISWN Index”)
Amplify Bloomberg AI Value Chain ETF	Bloomberg AI Value Chain Index (the “AIVC Index”)
Amplify TLT U.S. Treasury 12% Option Income ETF	Bloomberg U.S. Treasury 20+ Year 12% Premium Covered Call 2.0 Index (the “TLTP Index”)
Amplify BlueStar Israel Technology ETF	BlueStar Israel Global Technology Index (the “ITEQ Index”)
Amplify Cash Flow Dividend Leaders ETF	Kelly US Cash Flow Dividend Leaders Index (the “COWS Index”)
Amplify Cybersecurity ETF	Nasdaq ISE Cyber Security Select Index (the “HACK Index”)
Amplify Digital Payments ETF	Nasdaq CTA Global Digital Payments Index (the “IPAY Index”)
Amplify Etho Climate Leadership U.S. ETF	Etho Climate Leadership Index — US (the “ETHO Index”)
Amplify CEF High Income ETF	Nasdaq CEF High Income™ Index (the “YYY Index”)
Amplify Junior Silver Miners ETF	Nasdaq Junior Silver Miners™ Index (the “SILJ Index”)
Amplify Lithium & Battery Technology ETF	EQM Lithium & Battery Technology Index (the “BATT Index”)

Fund	Index
Amplify Online Retail ETF	EQM Online Retail Index (the “IBUY Index”)
Amplify Travel Tech ETF	Prime Travel Technology Index NTR (the “AWAY Index”)
Amplify Video Game Leaders ETF	VettaFi Video Game Leaders Index (the “GAMR Index”)
Amplify Weight Loss Drug & Treatment ETF	VettaFi Weight Loss Drug & Treatment Index (the “THNR Index”)

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Funds will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of each Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; (ii) if applicable, the value of a Fund’s Index (as detailed and defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

Each Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Funds are required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit such Fund’s profit or require such Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on a national securities exchange, a trading facility, or an alternative trading system.

Amplify or its affiliates, or a fund for which Amplify or an affiliate serves as investment adviser, (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched or thereafter, or may purchase Shares of a Fund through a broker-dealer or other investors, including in secondary market transactions. Because the Selling Shareholder may be deemed to be affiliates of the Fund, the Shares are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such Shares.

Investment Objectives and Policies

Each Fund’s Prospectus describes the investment objective and certain policies of such Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of each Fund.

The Funds are subject to the following fundamental policies (as detailed below), which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund.

All Funds

(1)  The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)  The Fund may not borrow money, except as permitted under the 1940 Act.

(3)  The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)  The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)  The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)  The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

YYY and IBUY

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index upon which the Fund is based concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

DIVO, IDVO. SMAP and SOFR

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

BLOK and HCOW

(7)  The Fund will not concentrate its investments in securities of issuers in any industry, as the term “concentrate” is used in the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

BATT

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, except that the Fund will concentrate its assets in the metals and mining industry, as the term “concentrate” is used in the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (7) above, BATT will utilize the Global Industry Classification System (GICS) for determinations regarding its investment concentrations.

SWAN, ISWN, and COWS

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

CNBS

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund will concentrate in the securities of issuers in the cannabis industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For the purposes of applying restriction (7) above, CNBS will consider an issuer to be in the cannabis industry if and to the extent that such issuer derives 50% or more of its revenue from cannabis and hemp related activities.

THNR

(7)  The Fund will not concentrate its investments in securities of issuers in any industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

QDVO

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of identified industries, as the term “concentrate” is used in the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

BAGY and BITY

(7)  The Fund will not concentrate its investments in securities of issuers in any industry, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its assets in investments that provide exposure to bitcoin. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

USNG

(7)  The Fund will not concentrate its investments in securities of issuers in any industry, except that the Fund will concentrate its assets in securities of issuers in the natural gas infrastructure industry or group of industries, as the term “concentrate” is used in the 1940 Act. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

SLJY

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the SILJ Index concentrates in any industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

TLTP

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or group of identified industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

AIEQ, MJ, AIVC, ITEQ, HACK, GAMR, IPAY, ETHO, SILJ, and AWAY

(7)  The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in any industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that such Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit each Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, a Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of such Fund’s total assets.

The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

The following information supplements the discussion of each Fund’s investment objective, policies and strategies that appears in its Prospectus. Certain of the Funds are classified as a “diversified company” under the 1940 Act and others are classified as a “non-diversified company” under the 1940 Act. Under applicable federal laws, to qualify as a “diversified company” under the 1940 Act, a fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the outstanding securities of one issuer. The remaining 25% of such fund’s total assets need not be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. A “non-diversified company” under the 1940 Act is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in a single issuer, and therefore, a Fund that is classified as a “non-diversified company” under the 1940 Act may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than a “diversified company”. This may have an adverse effect on the performance of a Fund that is classified as a “non-diversified company”.

The diversification of a Fund’s holdings is measured at the time such Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of a single issuer or a small number of issuers.

Fund-Specific Investment Strategies

AIEQ

AIEQ seeks investment results that generally correlate (before fees and expenses) to the total return performance of the AIEQ Index. In seeking its objective, AIEQ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the AIEQ Index. AIEQ shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

MJ

MJ seeks investment results that generally correlate (before fees and expenses) to the total return performance of the MJ Index. In seeking its objective, MJ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the MJ Index. MJ shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

BITY

BITY seeks to balance high income and capital appreciation through investment exposure to the price return of bitcoin and covered call strategy. Under normal market conditions, BITY will invest at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments that provide exposure to the price return of bitcoin. BITY shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy

BAGY

BAGY seeks to maximize current income through a covered call strategy tied to the investment exposure to the price return of bitcoin. Under normal market conditions, BAGY will invest at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments that provide exposure to the price return of bitcoin. BAGY shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy

SWAN

Under normal circumstances, SWAN invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the SWAN Index, which primarily includes U.S. Treasury securities and long-dated equity anticipation call options (“LEAP Options”) and/or FLexible EXchange® option contracts (“FLEX Options” and collectively with LEAP Options, “Options”) on the SPDR® S&P 500® ETF Trust. SWAN shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

ISWN

Under normal circumstances, ISWN will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the ISWN Index, which primarily include U.S. Treasury securities and LEAP Options and/or FLEX Options on the iShares MSCI EAFE ETF. ISWN shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

BLOK

Under normal circumstances, BLOK invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies actively involved in the development and utilization of blockchain technologies. BLOK shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

AIVC

AIVC seeks investment results that generally correlate (before fees and expenses) to the total return of the AIVC Index. In seeking its objective, AIVC invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the AIVC Index. AIVC shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

TLTP

TLTP seeks investments results that generally correspond to the performance (before fees and expenses) of the TLTP Index. In seeking its objective, TLTP invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that are representative of the TLTP Index. TLTP shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

ITEQ

ITEQ seeks investment results that generally correlate (before fees and expenses) to the total return of the ITEQ Index. In seeking its objective, ITEQ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the ITEQ Index. ITEQ shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

COWS

Under normal circumstances, COWS will invest at least 80% of its net assets (including investment borrowings) in the securities that comprise the COWS Index, which will primarily include common stocks. COWS seeks to replicate, before fees and expenses, the performance of the COWS Index. COWS shareholders are entitled to 60 days’ written notice prior to any change in this non-fundamental investment policy.

HCOW

HCOW invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities (the “Equity Securities”) held by COWS and written covered call option contracts that reference the Equity Securities. HCOW shareholders are entitled to 60 days’ written notice prior to any change in this non-fundamental investment policy.

DIVO

Under normal circumstances, DIVO invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying U.S. exchange-traded equity securities and opportunistically utilizes an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on such equity securities. DIVO shareholders are entitled to 60 days’ written notice prior to any change in this non-fundamental investment policy.

QDVO

Under normal circumstances, QDVO invests at least 80% of its net assets (plus borrowings for investment purposes) in growth-oriented U.S. exchange-traded equity securities and opportunistically utilizes an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on such equity securities. QDVO shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental policy.

IDVO

Under normal circumstances, IDVO invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying U.S. exchange-traded American depositary receipt securities that are organized or located outside of the United States and opportunistically utilizes an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call options on such equity securities. IDVO shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

HACK

HACK seeks investment results that generally correlate (before fees and expenses) to the total return of the HACK Index. In seeking its objective, HACK invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the HACK Index. HACK shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

IPAY

IPAY seeks investment results that generally correlate (before fees and expenses) to the total return of the IPAY Index. In seeking its objective, ITEQ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the IPAY Index. IPAY shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

ETHO

ETHO seeks investment results that generally correlate (before fees and expenses) to the total return of the ETHO Index. In seeking its objective, ETHO invests at least 80% of its net assets (plus borrowings for investment purposes) in the component securities of the ETHO Index. As a result, the under normal circumstances, the Fund will invest at least 80% of its total assets in U.S. companies that are leaders in their industry with respect to their carbon impact. ETHO shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

YYY

Under normal circumstances, YYY invests at least 80% of its net assets (plus borrowings for investment purposes) in securities that comprise the Nasdaq CEF High Income™ Index (the “YYY Index”). As described in its Prospectus, YYY operates in a manner that is commonly referred to as a “fund of funds” meaning it invests in shares of funds included in the YYY Index. YYY and the underlying funds in which YYY invests may concentrate their investments in a particular industry or group of industries. This may adversely affect YYY’s performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies. YYY shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

SILJ

SILJ seeks investment results that generally correlate (before fees and expenses) to the total return of the SILJ Index. In seeking its objective, SILJ invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies that comprise the SILJ Index. SILJ shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

BATT

Under normal circumstances, BATT will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the BATT Index, which primarily includes common stocks and/or equivalent depositary receipts. BATT shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

IBUY

Under normal circumstances, IBUY invests at least 80% of its net assets (plus borrowings for investment purposes) in global equity securities that comprise the IBUY Index, which primarily includes common stocks and/or equivalent depositary receipts. IBUY shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

SOFR

Under normal market circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in investment instruments selected by Samsung with the goal of achieving the returns that closely replicate the performance of SOFR after Fund fees and expenses and prior to any distributions payable by the Fund. SOFR shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

USNG

Under normal circumstances, USNG will invest at least 80% of its net assets (plus borrowings for investment purposes) in U.S. exchange-traded equity securities of “U.S. Natural Gas Infrastructure Companies.” U.S. Natural Gas Infrastructure Companies operate within the U.S. in the upstream, midstream, and/or downstream categories of the U.S. natural gas ecosystem. USNG shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

CNBS

Under normal circumstances, CNBS will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of U.S. companies that derive 50% or more of their revenue from the cannabis and hemp ecosystem and in derivatives that have economic characteristics similar to such securities. CNBS shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy. CNBS may also invest in derivative instruments, intended to provide exposure to companies principally engaged in the cannabis and hemp ecosystem. Such derivative instruments may include, but are not limited to, total return swaps.

CNBS may invest in companies whose securities are listed on the Canadian Securities Exchange (the “CSE”), but only after an additional review conducted by the Adviser, due to the CSE’s policy of listing companies whose activities in the U.S. are contrary to U.S. federal law. The Adviser will conduct such additional review as set forth in CNBS’ compliance policies and procedures with respect to investments in cannabis-related companies.

If after CNBS acquires a company’s securities the Adviser identifies or becomes aware that the company no longer meets its eligibility requirements, CNBS will use its best efforts to remove the position in a prudent and expedited manner.

SLJY

SLJY seeks to balance high income and capital appreciation through investment exposure to junior silver mining companies and a covered call strategy. SLJY, under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in financial instruments that provide investment exposure to equity securities held by SILJ. SLJY shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

SMAP

Under normal circumstances, SMAP invests at least 80% of its net assets (plus borrowings for investment purposes) in high quality U.S.-listed equity securities of companies with small- to mid- market capitalizations. SMAP shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

AWAY

AWAY seeks investment results that generally correlate (before fees and expenses) to the total return of the AWAY Index. In seeking its objective, AWAY invests at least 80% of its net assets (plus borrowings for investment purposes) in the component securities of the AWAY Index and in ADRs or GDRs based on the component securities of the AWAY Index. AWAYshareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy. AWAY may invest up to 20% of its total assets in equity securities that are not in the AWAY Index to the extent Amplify believes such investments should help the Fund’s overall portfolio to provide returns substantially similar to the AWAY index. AWAY may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund.

GAMR

GAMR seeks investment results that generally correlate (before fees and expenses) to the total return of the GAMR Index. In seeking its objective, GAMR invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities in the video gaming industry that comprise the GAMR Index. GAMR shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

THNR

THNR seeks investment results that generally correspond to the performance (before fees and expenses) of the THNR Index. Under normal circumstances, THNR will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities that comprise the THNR Index. THNR shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

Types of Investments

Borrowing

Although the Funds do not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to on-third (1/3) of its total assets. A Fund may borrow money only for short-term or emergency purposes. Such borrowings are not for investment purposes and will be repaid by such Fund promptly. Borrowing will tend to exaggerate the effect of increases or decreases in the market value of a Fund’s portfolio on such Fund’s NAV. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Cayman Subsidiary

As determined necessary or advisable by certain Funds, including BITY, BAGY and BLOK, a Fund may gain exposure to digital assets and/or cryptocurrencies indirectly by investing a portion of its assets in a wholly-owned subsidiary of such Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Because a Fund may invest a substantial portion of its assets in any Subsidiary, which may hold certain of the investments described in the Fund’s Prospectus and this SAI, a Fund may be considered to be investing indirectly in those investments through any Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through any Subsidiary.

Changes in the laws of the United States (where each Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated) could prevent a Fund and/or any Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect a Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on a Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require any Subsidiary to pay Cayman Islands taxes, the investment returns of a Fund would likely decrease.

Derivatives

A derivative is a contract that derives its value from an underlying agreed-upon asset or set of assets. The underlying asset can be a stock, bond, commodity, currency, interest rate or market index, among others. Derivatives are used for a variety of purposes, including insuring against movements in price (also called “hedging”), increasing exposure to movements in price for speculation or gaining access to assets or markets that are traditionally difficult to trade in. The majority of derivatives are traded either on an exchange or over-the-counter (“OTC”) — privately traded products that do not trade on an exchange. Commonly used types of a derivatives include forward contracts, futures contracts, options contracts and swaps.

To the extent a Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires a Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a Fund’s level of exposure to derivative instruments. Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a fund obtains leverage. Among other things, Rule 18f-4 prohibits a fund from entering into these derivatives transactions except in accordance with the provisions of Rule 18f-4. The Derivatives Rule requires, among other things, a fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives. A fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager (the person or persons appointed by the fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, Rule 18f-4 also requires a fund carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a fund’s derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the costs associated with the operation of a Fund, which could adversely affect investors.

Forward Contracts. A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Futures Contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. A purchaser of a futures contract is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a purchaser of a futures contract would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed. U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised. The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

•       Bitcoin Futures. The price of bitcoin futures is based on the expected price of bitcoin on certain exchanges on the expiration date of the bitcoin futures contract. Bitcoin futures prices reflect the price of bitcoin on certain exchanges only, and not the bitcoin cash market. The liquidity of the market for bitcoin futures depends on, among other things: the supply and demand for bitcoin futures; the supply and demand for bitcoin; the adoption of bitcoin for commercial uses; the anticipated increase of investments in bitcoin-related investment products by retail and institutional investors; speculative interest in bitcoin, bitcoin futures, and bitcoin-related investment products; regulatory or other restrictions on investors’ ability to invest in bitcoin futures; and the potential ability to hedge against the price of bitcoin with bitcoin futures (and vice versa). The market for bitcoin futures may be illiquid. This means that the Subsidiary may not be able to buy and sell bitcoin futures quickly or at the desired price. For example, it is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors on which the liquidity of the market for bitcoin futures depends may cause the market to become illiquid, for short or long periods. In such markets, the Subsidiary may not be able to buy and sell bitcoin futures quickly (or at all) or at the desired price. Market illiquidity may cause losses for the Fund. Additionally, the large size of the futures positions which the Subsidiary may acquire increases the risk of illiquidity, as larger positions may be more difficult to fully liquidate, may take longer to liquidate, and, as a result of their size, may expose the Fund to potentially more significant losses while trying to do so. Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some financial instruments and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for the Fund to buy or sell futures contracts or other financial instruments.

•        Futures on Securities. A Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, such Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

•        Stock Index Futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to such Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Options Contracts. An option is a contract in which the buyer (the owner or holder of the option) has the right, but not the obligation, to purchase an underlying asset as a specified price (called the strike price) prior to or on a specified date. If the buyer exercises the option, the seller (the writer of the option) has a corresponding obligation to fulfill the transaction and sell the underlying asset. Options contracts essentially take on two forms of trading: (1) exchange-traded options and (2) OTC options. An exchange-traded option involves a standardized contract that is settled through a clearing house and is guaranteed. OTC options are traded between two private parties, are not standardized and are not necessarily guaranteed. Generally, a call option allows the holder of the option to buy the asset at a specific price. A put option gives the option holder the right to sell the asset at a specific price. Options are also classified by a number of styles — the most common of which include American and European options. An American-style options is one that may be exercised on any day before the expiration of the option. However, a European-style option may only be exercised on the specific date of the option’s expiration. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

•       Covered Call Options. A covered call option, also called a “buy-write,” is generally considered an investment strategy in which an investor buys a stock or basket of stocks and sells call options that correspond to the stock or basket of stocks. The writer of the option sells the right to buy the reference asset at a specified price to the purchaser in exchange for a premium (i.e., the income received by an investor who sells or writes an option contract to another party) to the writer of the option. In selling call option contracts, the writer of the option contract effectively sells its ability to participate in gains of the reference security beyond the predetermined strike price in exchange for the premium income received. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the writer of the option receives.

•        FLEX Options. FLEX Options are customized option contracts with uniquely customizable terms, such as exercise prices, style and expiration dates, and are guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

•        LEAP Options. LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless.

•        Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade. Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

•       Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from such Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon such Fund’s exercise of the put, to deliver to such Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require such Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

•        OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Swap Agreements. A swap agreement is a type of derivative in which two parties exchange cash flows of one party’s financial instrument for the cash flows of the other party’s financial instrument. Thus, a swap’s value is based on cash flow, instead of a specific asset like other derivative products. Each cash flow or stream is considered a “leg” of the swap. Typically, one cash flow is fixed, while the other is variable, such as a benchmark index price, floating currency exchange rate or index price. While swaps can be traded on exchanges of futures markets, most are traded OTC and tailored to the specific counterparties. The swap agreement defines the dates when cash flows are paid and the way in which they are accrued and calculated. Swap agreements are primarily entered into by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index.

Certain Funds may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the such Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Swap agreements allow for investment in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by such Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by such Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, a Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to such Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of any Fund’s transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where such Fund’s counterparty is subject to the requirements, uncleared swaps between such Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless such Fund is in default on its obligations to the swap counterparty. In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to a Fund. In the event that the rules apply, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Adviser’s ability to manage such Fund, may impair such Fund’s ability to achieve its investment objective and/or may result in reduced returns to such Fund’s investors. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

•       Swaps on Equities, Currencies, Commodities and Futures. A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors. Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay such Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by such Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay such Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had such Fund sold a particular stock (or group of stocks) short, less the dividend expense that such Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock. Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

•        Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way.

•        Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a party with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease an investor’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities such Fund anticipates purchasing at a later date.

•        Uncleared and Cleared Swaps.

•        Cleared Swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by such Fund in accordance with collateral controls set for such accounts. If the value of a Fund’s cleared swap declines, such Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to such Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to such Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to such Fund.

•       Uncleared Swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by such Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to such Fund may not be sufficient to cover all the amounts due to such Fund and such Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to a Fund, if such Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.

Equity Securities

Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock. Common stock represents an ownership position in a company. Common stock may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Convertible Securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the owner’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Depositary Receipts. ADRs are depositary receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs and GDRs are typically issued by non-U.S. banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market. Depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Master Limited Partnerships. A master limited partnerships (“MLP”), is a limited partnership or a limited liability company that is treated as a partnership for federal income tax purposes, the interests in which (known as units) are traded on securities exchanges or OTC. MLPs are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. Holders of MLP units have limited control and voting rights on matters affecting the partnership. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the MLP must receive at least 90% of its income from qualifying sources as set forth in the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or carbon dioxide. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and, in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Preferred Stocks. Preferred stocks are units of ownership in a company, that normally have preference over common stock in the payment of dividends and the liquidation of such company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive. An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Royalty Trusts. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, such Fund may miss the opportunity to obtain the security at a favorable price or yield. When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis and/or when necessary to maintain continuity in a company’s index membership, if applicable.

Exchange-traded products (“ETPs”). An ETP is not an investment company registered under the Investment Company Act of 1940, as amended, and therefore does not have the same investor protections as a registered investment company.

Bitcoin ETPs. Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that seek to generally match the performance of the price of bitcoin, and trade intra-day on a national securities exchange. Shares of Bitcoin ETPs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, and generally reflect the risks of owning the underlying bitcoin and cash that the Bitcoin ETP holds. Bitcoin ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning bitcoin directly. Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index, and therefore may not the global price of bitcoin, or the price of bitcoin on any one digital asset trading platform. In the event the price used by the Bitcoin ETP deviates from the global price of bitcoin, the Fund’s returns may be adversely affected.

Fixed Income Securities

Bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral). The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

High Yield Debt Securities. High yield debt securities are debt securities rated below investment grade (see additional information below) and are commonly known as “junk bonds”. Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal.

Loans. Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans often are obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged. Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If an investor makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means such investor receives a return at the full interest rate for the loan. If an = investor acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan.

When a fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

When an investor is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. When an investor does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest represents a fractional interest in a loan held by the lender selling the fund the participation interest. In the case of participations, the investor will not have any direct contractual relationship with the borrower, such fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the investor’s rights upon a default. The investor would have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. The investor may be subject to the credit of both the agent and the lender from whom such fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent. Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.

Loans may be secured and senior to other indebtedness of the borrower. Such loans generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Investing in senior loans involves investment risk, and some borrowers default on their senior loan payments. Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the Secured Overnight Financing Rate.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the investor in such loan may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

An increase in demand for loans may benefit an investor in such loans by providing increased liquidity for such loans and higher sales prices, but it also may adversely affect the rate of interest payable on such loans acquired by such investor and the rights provided to such underlying fund under the terms of the applicable loan agreement, and may increase the price of loans that such underlying fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans.

Notes. A note is a debt security usually with a maturity of up to ten years. Notes may be unsecured or secured against the assets of the issuer. Such debt securities may or may not bear interest, and may not have a fixed maturity date. Notes may entitle the holder to delivery of the corresponding amount of the underlying assets owned by the issuer or may entitle the holder to the payment of U.S. dollars representing the value of the holder’s interest. Certain notes may be deemed to be restricted securities, which cannot be offered for public resale unless registered under the applicable securities law or that have a contractual restriction that prohibits their resale. These restrictions may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

Ratings. An investment grade rating means the security or issuer is rated investment-grade by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser or an underlying fund’s investment adviser, as applicable. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa by Moody’s are considered medium grade obligations which have some speculative elements and moderate credit risk; bonds rated Ba1 and lower by Moody’s are speculative grade; and bonds rated BB or lower by S&P are considered to be non-investment grade.

Foreign Securities

Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in OTC capital markets. Investing in foreign companies may involve risks not typically associated with investing in United States companies.

Certain investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent a Fund invests in such instruments, the value of the assets of such Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Funds are authorized to enter into various currency exchange transactions.

Illiquid Securities

The Funds may invest in illiquid securities (any investment that such Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, each Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of such Fund’s net assets. The Adviser and/or applicable Sub-Adviser, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.

Investment Companies

The Funds may invest in securities of other investment companies to the extent permitted by applicable law, and each of the Funds may invest in other Funds for which Amplify Investments serves as investment adviser. An investment company is a financial entity (corporation, business trust, partnership or limited liability company) that is primarily in the business of investing the pooled capital of investors and issuing securities. Each investor shares in the profits and losses in proportion to the investor’s interest in the investment company. The investment company’s performance is based primarily on the performance of the securities and other assets the investment company owns or invests in. Investment companies are registered with and regulated by the SEC. The three main types of investment companies include: closed-end funds, open-end funds (i.e., mutual funds) and unit investment trusts (UITs). Each of these three investment companies have their own unique features but all are regulated under the Investment Company Act of 1940 and subject to the Securities Act of 1933 and the Securities Exchange Act of 1934. When a Fund invests in and thus, is a shareholder of, another investment company, such Fund’s shareholders will indirectly bear its proportionate share of the fees and expenses of such other investment company, including advisory fees, in addition to both the management fees payable directly to the Fund and the Adviser, and the other expenses that such Fund bears directly in connection with its own operations. Amplify Investments has agreed to waive any acquired fund fees incurred by a Fund with respect to its investment in such other affiliated Fund for which Amplify Investments serves as investment adviser.

Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with the respect to investment companies in the aggregate. Other investment companies in which the Funds invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Funds. The SEC adopted Rule 12d1-4 under the 1940 Act which allows, subject to certain conditions, the Funds to invest in other registered investment companies beyond the limits contained in Section 12(d)(1) of the 1940 Act. Pursuant to Rule 12d1-4, exemptive relief was rescinded effective January 19, 2022, and each Fund is required to comply with the conditions of Rule 12d1-4 to the extent it invests in registered investment companies or other registered investment companies invest in the Fund beyond the limits prescribed in Section 12(d)(1).

Closed-End Funds. A closed-end fund is a pooled investment vehicle that issues a fixed number of shares during its initial offering period and lists its shares on an exchange. The funds’ investment portfolios are generally managed by separate entities known as “investment advisers.” After its initial offering of shares, the fund does not continuously offer shares for sale and will not create additional shares. Additionally, a closed-end fund’s shares are not redeemable by the fund, meaning the fund will not buy back shares from investors. Instead, the shares must be bought and sold on the secondary market through the exchange the fund is listed on. Since the fund is listed on an exchange, the price per share is determined by market forces, which may cause the share price to be different from the net asset value (NAV) of the fund’s underlying securities. Closed-end funds that are publicly sold must be registered under the Securities Act of 1933 and the Investment Company Act of 1940.

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. A Fund’s investments in ETFs involves duplication of advisory fees and other expenses since the Fund will be investing in another investment company. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Municipal Securities

Municipal Securities include those issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, municipal securities may include lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls.

Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult to value accurately than securities of public corporations. Investing a significant portion of a portfolio in municipal securities may result in greater exposure to liquidity risk versus a portfolio that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request — usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an underlying fund held by YYY would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the investment objective and policies of certain underlying funds held by YYY might need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect municipal securities in the same manner. Any of these effects could have a significant impact on the prices of such municipal securities

There is no guarantee that any of the income received from investments in municipal securities will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the share price of an underlying fund held by YYY. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Real Estate Investment Trusts

Real estate investment trusts (“REITS”) are typically publicly traded corporations or trusts that invest in residential or commercial real estate. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code. The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. REITs can generally be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.

Repurchase Agreements

Repurchase agreements, which may be effectuated with commercial banks, brokers or dealers, may be used to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In repurchase agreement transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian (as defined below) until repurchased. Investments in repurchase agreements may be subject to a Fund’s illiquid investments restrictions.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a party can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases such party is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and certain Funds only intend to use the reverse repurchase technique when its Sub-Adviser believes it will be advantageous to such Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities Lending

Each Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund’s loans permit a Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. Each Fund may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Funds might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund. In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, each Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Funds will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of such Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and such Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Short Sales

Short sales can be either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the underlying fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to such underlying fund with respect to the securities that are sold short.

“Uncovered” short sales are transactions under which an underlying fund sells a security it does not own. To complete such a transaction, such fund must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was initially sold. Until the security is replaced, the seller is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. A premium may be required in order to borrow the security, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the short position is closed or replaced, the seller may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the short position.

Short-Term Instruments and Temporary Investments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by the Funds in its securities lending activities, or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s, “F-1” by Fitch, or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or the applicable Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Funds. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

The Funds may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including SOFR, which is advised by Amplify Investments LLC, the Fund’s investment adviser. Each Fund expects, under normal market circumstances, that the Fund’s investment securities with maturities of less than one year, cash or cash equivalents and the SOFR will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, each Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, each Fund may not be able to achieve its investment objectives.

Special Purpose Acquisition Companies

Special purpose acquisition companies (each a “SPAC” and collectively, “SPACs”) are special purpose companies whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition with one or more unidentified companies. SPACs are formed by sponsors who believe that their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue a business combination transaction in any business, industry or geographic location, including outside of the United States. The Funds may, from time to time, seek investments in SPACs with a stated purpose to find an acquisition target consistent with such Fund’s investment strategy.

In a SPAC’s IPO, the SPAC typically offers units comprised of a share of common stock and a warrant to purchase a share or less of common stock that is exercisable, with a strike price higher than the offering price of the unit, if the SPAC completes a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund may invest will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. SPACs in which the Fund may invest pursue acquisitions only within a certain industry or industries, which may increase the volatility of their prices.

U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury Receipts (“TRs”) and Separately Traded Registered Interest and Principal Securities (“STRIPS”)are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero-coupon securities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero-coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Treasury Securities. U.S. Treasury securities are government debt instruments, including bills, notes and bonds, issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

CFTC Regulation — Commodity Pool Exclusion and Registration

The 2010 enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of derivatives, including swaps, futures and forward contracts, and the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. Title VII of the Dodd-Frank Act creates a framework for the regulation of OTC derivatives, such as swaps. In particular, it makes broad changes to the OTC derivatives market and grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants. The legislation and the related regulations developed by the CFTC, SEC, and other federal regulators that have been and may be promulgated in the future may negatively impact a Fund’s ability to meet its investment objective either through investment limits or requirements imposed on it or any of its counterparties. In particular, capital requirements and requirements related to the mandatory clearing of OTC derivatives transactions have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in such Fund.

In February 2012, the CFTC announced substantial amendments to the exclusion in its Regulation 4.5 for registered investment companies from registration as a commodity pool operator (“CPO”). Under these amendments, if the Funds use commodity interests (such as CFTC-regulated futures, options on futures and swaps) other than for bona fide hedging purposes (as defined by the CFTC) and seeks to claim the Regulation 4.5 exclusion from registration, the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of such Fund’s NAV. Alternatively, the aggregate net notional value of these positions, determined at the time the most recent position was established, may not exceed 100% of such Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). MJ, SWAN, ISWN, DIVO, QDVO, IDVO, YYY, SILJ, CNBS, and AWAY intend to comply with the requirements enumerated above to be excluded from registration as a CPO.

Portfolio Turnover

The Funds buy and sell portfolio securities in the normal course of its investment activities. The proportion of each Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate, and provides insight into such Fund’s trading activity. A turnover rate of 100% would occur, for example, if a fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Funds of increased brokerage costs, expenses and taxes. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings. The following table sets forth each Fund’s portfolio turnover rate for the indicated period. Periods before January 29, 2024 represent a Predecessor ETFMG Fund’s portfolio turnover rate for the indicated period.

Portfolio Turnover Rate
Fund	Fiscal Year/Period Ended September 30, 2024	Fiscal Year/Period Ended September 30, 2025
Amplify AI Powered Equity ETF	1,159%(1)	804%
Amplify Alternative Harvest ETF	45%	75%
Amplify Bitcoin 2% Monthly Option Income ETF(6)	N/A	3%
Amplify Bitcoin Max Income Covered Call ETF(7)	N/A	251%
Amplify BlackSwan Growth & Treasury Core ETF	61%(2)	43%
Amplify BlackSwan ISWN ETF	32%(2)	38%
Amplify Blockchain Technology ETF	41%	50%
Amplify Bloomberg AI Value Chain ETF	36%	129%
Amplify TLT U.S. Treasury 12% Option Income ETF(8)	N/A	92%
Amplify BlueStar Israel Technology ETF	21%	19%
Amplify Cash Flow Dividend Leaders ETF	140%(3)	165%
Amplify COWS Covered Call ETF	0%	441%
Amplify CWP Enhanced Dividend Income ETF	73%	94%
Amplify CWP Growth & Income ETF	27%	175%
Amplify CWP International Enhanced Dividend Income ETF	104%	132%
Amplify Cybersecurity ETF	71%	25%
Amplify Digital Payments ETF	47%	29%
Amplify Etho Climate Leadership U.S. ETF	78%	29%
Amplify CEF High Income ETF	110%(4)	48%
Amplify Junior Silver Miners ETF	56%	47%
Amplify Lithium & Battery Technology ETF	69%	73%
Amplify Online Retail ETF	38%	34%
Amplify Samsung SOFR ETF	0%	0%
Amplify Samsung U.S. Natural Gas Infrastructure ETF(9)	N/A	4%
Amplify Seymour Cannabis ETF	2%(5)	42%
Amplify SILJ Covered Call ETF(10)	N/A	11%
Amplify Small-Mid Cap Equity ETF(11)	N/A	40%
Amplify Travel Tech ETF	33%	41%
Amplify Video Game Leaders ETF	52%	122%(12)
Amplify Weight Loss Drug & Treatment ETF	36%	70%

1.   The change in turnover was driven by a change in strategy of the Fund from an actively managed Fund to an index tracking Fund.

2.   The change in turnover was driven by a change in the index methodology that the Fund tracks. Consequently, the portfolio turnover for the prior year was higher than normal.

3.   The change in turnover was driven by a growth in fund assets.

4.   The change in turnover was driven by a change in the index methodology that the Fund tracks.

5.   The change in turnover was a result of portfolio management trading decisions.

6.   BITY commenced operations on April 28, 2025.

7.   BAGY commenced operations on April 28, 2025.

8.   TLTP commenced operations on October 28, 2024.

9.   USNG commenced operations on May 19, 2025.

10. SLJY commenced operations on August 18, 2025.

11. SMAP commenced operations on October 22, 2024.

12. The change in turnover was driven by a change in the index methodology that the Fund tracks. Consequently, the portfolio turnover for the prior year was higher than normal.

Investment Risks

An investment in any of the Funds should be made with an understanding of the risks that an investment in such Fund’s shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities markets may worsen and the value of the securities and therefore the value of the Funds may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Affiliated Acquired Funds Risk

The Funds may invest in equity securities of other ETFs for which Amplify Investments serves as investment adviser. Amplify Investments has agreed to waive any acquired fund fees incurred by a Fund with respect to its investment in such other affiliated fund. Such waiver notwithstanding, it is possible that a conflict of interest may arise. Additionally, to the extent a Fund invests in the securities of another affiliated underlying fund, such Fund will be subjected to the investment risks of such underlying fund. Further, if the Adviser determines to no longer waive any acquired fund fees associated with a Fund’s investment in an affiliated fund, such Fund will bear the expenses of such investment.

Borrowing and Leverage Risk

When a Fund borrows money, it must pay interest and other fees, which will reduce such Fund’s returns if these costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, a Fund’s borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, each Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cyber Security Risk

As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of a Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that these efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers or third party service providers.

Derivatives Risk

Certain Funds may utilize derivatives instruments which presents unique risks which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Transactions in derivative instruments (e.g., forwards, futures, options, and swaps) involve a risk of loss or depreciation due to: (i) unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; (ii) the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); (iii) tax constraints on closing out positions; and (iv) portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Further, derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; and (iii) national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and such Fund’s assets. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to a Fund.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, such limit changes have the potential to cause liquidation of positions and may adversely affect a Fund. Certain purchased OTC derivatives may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

To the extent a Fund enters into derivatives transactions, it is required to do so pursuant to Rule 18f-4 of the 1940 Act. Rule 18f-4 requires, among other things, a fund to comply with limitations on risks relating to its derivatives transactions. To the extent a Fund is noncompliant with Rule 18f-4, such Fund may be required to adjust its investment portfolio which may, in turn, negatively impact such Fund’s ability to pursue its investment objective

Forward Contracts Risk. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate return, such Fund will be subject to these risks. Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, a Fund will remain subject to counterparty risk with respect to the forward contract, even if such Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, a Fund may lose money on the transaction. Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates. Such factors may adversely affect a Fund.

Futures Contracts Risk. There are several risks in connection with the use of futures contracts. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract such Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Positions in futures contracts may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that such Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which such Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because such Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use such Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes). Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The risk of loss in trading futures contracts in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

•        Bitcoin Futures Contracts Risk. In addition to the risks of futures contracts generally, the market for bitcoin futures contracts has additional unique risks. The market for bitcoin futures contracts may be less developed, less liquid and more volatile than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin futures contracts are subject to collateral requirements and daily limits may impact a Fund’s ability to achieve the desired exposure. Additionally, these collateral requirements may require a Fund to liquidate its position when it otherwise would not do so. The performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of bitcoin futures contracts and decrease the correlation between the performance of bitcoin futures contracts and bitcoin, over short or even long-term periods.

Option Contracts Risk. Certain of the Funds may invest in options contracts. The use of options involves investment strategies and risks which differ from those associated with ordinary portfolio securities transactions. Investing in options, including FLEX Options and/or LEAP Options, and other instruments with option-type elements may increase the volatility and/or transaction expenses of a Fund. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. An option may expire without value, resulting in a loss of the Fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.

•        Covered Call Options Risk. Writing covered call options entails greater than ordinary investment risks. When selling a call option, the writer of the option will receive a premium; however, this premium may not be enough to offset a loss incurred if the price of the underlying stock is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). The use of covered call options may reduce the ability to profit from increases in the value of the underlying stock(s).

A sold call option may be considered “covered” or “uncovered”. A written call option may be covered by: (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the obligation under the option; (ii) entering into an offsetting forward commitment; and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the net exposure on the written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. An option is considered “uncovered” when the holder does not have a direct position with which to fill the terms of the option contract should the counterparty exercise their right to the option. Uncovered call options subject the writer of the option to the risk of potentially unlimited losses.

•        FLEX Options Risk. FLEX Options are those issued and guaranteed for settlement by the OCC. FLEX Options involve the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, a Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with a Fund at prices that reflect the market price of the shares, a Fund’s NAV and, in turn the share price of such Fund, could be negatively impacted. The value of the FLEX Options held by a Fund will be determined based on market quotations or other recognized pricing methods.

•        LEAP Options Risk. A Fund may invest in long-term equity anticipation securities known as LEAP Options. LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless. In the event that trading in the underlying LEAP Options is limited or absent, the value of the Fund’s LEAP Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the LEAP Options. The trading in LEAP Options may be less deep and liquid than the market for certain other securities. In a less liquid market for the LEAP Options, terminating the LEAP Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In such a market, the liquidation of a large number of options may more significantly impact their price.

•       Options on Futures Contracts Risk. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

•       Options on Indices Risk. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

•        OTC Options Risk. OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded, due to an increased risk that the issuer or counterparty will fail to perform its contractual obligations.

Swap Agreements Risk. Certain of the Funds may invest in swap agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser and/or Sub-Adviser, as applicable, to correctly predict which types of investments are likely to produce greater returns. If the Adviser and/or Sub-Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to such Fund is loss of the entire amount that such Fund is entitled to receive. If a Fund is obligated to pay the net amount, such Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs. Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. Amplify, under the supervision of the Board, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions, if any. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

•        Total Return and Interest Rate Swaps Risk. The use of interest-rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A party may lose money in a total return swap if the counterparty fails to meet its obligations.

•        Uncleared and Cleared Swaps Risk.

•       Cleared Swaps Risk. Certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which such Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because such Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use such Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional collateral requirements with respect to such Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps. Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

•        Uncleared Swaps Risk. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect such Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Equity Securities Risk

Certain of the Funds invest in equity securities. The value of a Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Common Stock Risk. Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Amplify cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Funds’ purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Convertible Securities Risk. Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in non-U.S. securities. In addition, the underlying issuers of certain Depositary Receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Funds may therefore receive less timely information or have less control than if it invested directly in the non-U.S. issuer.

Master Limited Partnerships Risk. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Preferred Stocks Risk. Preferred stocks are subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Many preferred stocks pay dividends at a fixed rate; therefore, a preferred stock’s market price may be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks and trust preferred securities also allow holders to convert the preferred stock into common stock of the issuer; the market price of such preferred stocks may be sensitive to changes in the value of the issuer’s common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of a Fund that invested in the preferred stock.

Rights and Warrants Risk. An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Royalty Trusts Risk. Royalty trusts are special purpose vehicles organized as investment trusts created to make investments in operating companies or their cash flows. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for the royalty trust’s underlying commodity could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, rising interest rates, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for the products.

When-Issued Securities Risk. When a fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a fund may miss the opportunity to obtain the security at a favorable price or yield. When purchasing a security on a when-issued basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

ETP Risk.

An ETP is not an investment company registered under the Investment Company Act of 1940, as amended, and therefore does not have the same investor protections as a registered investment company. ETP shares trade like exchange-traded funds on a securities exchange. The price of an ETP is derived from and based upon the value of its underlying assets or investments. However, shares of ETPs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of ETP is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for ETP is based on a basket of the ETP’s investments and cash. Thus, the risks of owning an ETP generally reflects the risks of owning the underlying investment and cash that the ETP holds. Certain ETPs have a limited history of operations. Because certain ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the ETP shares being more volatile than the underlying portfolio of investments and cash.

Bitcoin ETPs. Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that seek to generally match the performance of the price of bitcoin, and trade intra-day on a national securities exchange. Shares of Bitcoin ETPs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of a Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, and generally reflect the risks of owning the underlying bitcoin and cash that the Bitcoin ETP holds. Bitcoin ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning bitcoin directly. Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index, and therefore may not the global price of bitcoin, or the price of bitcoin on any one digital asset trading platform. In the event the price used by the Bitcoin ETP deviates from the global price of bitcoin, a Fund’s returns may be adversely affected.

Failure to Qualify as a Regulated Investment Company Risk

If, in any year, a Fund fails to qualify as a regulated investment company under applicable tax law, such Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If a Fund fails to qualify as a regulated investment company, distributions to such Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Fixed Income Securities Risk

Fixed income securities are subject to certain risks, including: (i) interest rate risk; (ii) call risk; (iii) prepayment and extension risk; (iv) credit risk; (v) duration risk; and (vi) liquidity risk, which are more fully described below.

Bank Loans Risk. Investments in bank loans are subject to the same risks as investments in other types of debt securities, which may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If an underlying fund holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the underlying fund, particularly for second lien loans or other junior or subordinated loans; provided, however, that some loans are not secured by any collateral. Rights to collateral also may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may prevent the holder to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and the holder may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Call Risk. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. The Fund would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the Fund’s income.

Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

Duration Risk. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. Higher sensitivity to interest rates is generally correlated with higher levels of volatility and, therefore, greater risk. As the value of a debt security changes over time, so will its duration.

High Yield Debt Securities Risk. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities. The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a high yield debt security could be sold. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Interest Rate Risk. As interest rates rise, the value of a fixed income security held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent a Fund invests in fixed-income securities with longer-term durations, rising interest rates may cause the value of such Fund’s investments to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed income markets and adversely affect the liquidity of certain fixed income investments. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. Policy set by the U.S. Board of Governors of the Federal Reserve regarding the federal funds rate and equivalent foreign rates is uncertain moving forward and dependent, in part, on market conditions.

Liquidity Risk. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. In the past, in stressed markets, certain types of securities, suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.

Prepayment and Extension Risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment and accordingly, a decline in value. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

Variable and Floating Rate Securities. Variable and floating rate securities generally are less sensitive to interest changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Securities Risk

The Funds’ non-U.S. investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Non-U.S. investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or non-U.S. deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of non-U.S. governmental restrictions such as exchange controls. Unless a Fund has hedged its non-U.S. securities risk, non-U.S. securities risk also involves the risk of negative non-U.S. currency rate fluctuations, which may cause the value of securities denominated in such non-U.S. currency (or other instruments through which an underlying fund has exposure to non-U.S. currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

Risks Related to China and Hong Kong Issuers. Investing in shares or ADRs with underlying shares of companies organized, listed or domiciled in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) higher rates of inflation; (vi) controls on foreign investment and limitations on repatriation of invested capital; (vii) greater governmental involvement in and control over the economy; (viii) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (ix) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (x) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xi) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiii) the fact that the settlement period of securities transactions in foreign markets may be longer; (xiv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xv) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvi) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xvii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xviii) the risk that certain companies in the Underlying Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism. China is also vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact China’s economy and could affect the economies of its trading partners. After many years of steady growth, the growth rate of China’s economy has recently slowed. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners. Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because each Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV. These and other factors could have a negative impact on a Fund’s performance.

Risks Related to Israeli Issuers. Political, economic and military conditions in Israel may directly affect the operations of Israeli issuers. Since the State of Israel was established in 1948, a number of armed conflicts have occurred between Israel and its Arab neighbors. Although Israel has entered into various agreements with Egypt, Jordan and the Palestinian Authority, there continues to be unrest and terrorist activity in Israel and on its borders, which has continued with varying levels of severity, and ongoing hostilities and armed conflicts between Israel and the Palestinian Authority and other groups in the West Bank and Gaza Strip, notably battles with Hamas in and around Gaza. In past years there has been a high level of violence between Israel and the Palestinians, including continuous rocket and missile attacks on certain areas of the country, and negotiations between Israel and representatives of the Palestinian Authority in an effort to resolve the state of conflict have been sporadic and have failed to result in peace. The establishment in 2006 of a government in the Gaza territory by Hamas, a U.S.-designated terrorist group, has created additional unrest and uncertainty in the region. During the last several years, Israel has engaged in armed conflicts with Hamas, which involved additional missile strikes from the Gaza Strip into Israel and disrupted most day-to-day civilian activity in the proximity of the border with the Gaza Strip, most recently in the summer of 2014. The effects of these hostilities and violence on the Israeli economy and the operations of Israeli issuers is unclear, and a Fund cannot predict the effect on such companies of a further increase in these hostilities or any future armed conflict, political instability or violence in the region. Israeli issuers, and consequently a Fund, could be harmed by any major hostilities involving Israel, the interruption or curtailment of trade between Israel and its trading partners or a significant downturn in the economic or financial condition of Israel. In the event of war, Israeli issuers and their Israeli aftermarket product subcontractors and suppliers may cease operations, which may cause delays in the distribution and sale of aftermarket products. Furthermore, since 2011, there has been civil war in Syria and since 2013, the region has seen the growth of the “Islamic State” and increased internal hostilities in Iraq. The impact of these circumstances on Israel’s relations with its Arab neighbors, in general, or on the operations of Israeli issuers in the region, in particular, remains uncertain. The establishment of new fundamentalist Islamic regimes or governments more hostile to Israel could have serious consequences for the peace and stability in the region, place additional political, economic and military confines upon Israel, materially adversely affect the operations of Israeli issuers and limit such issuers’ ability to sell products to countries in the region. Additionally, several countries, principally in the Middle East, still restrict doing business with Israel and Israeli companies, and additional countries and groups have imposed or may impose restrictions on doing business with Israel and Israeli companies if hostilities in Israel or political instability in the region continues or increases. These restrictions may limit materially the ability of Israeli companies to obtain manufactured components and raw materials from these countries or sell our products to companies in these countries. Any hostilities involving Israel or the interruption or curtailment of trade between Israel and its present trading partners, or significant downturn in the economic or financial condition of Israel, could adversely affect such companies’ business, results of operations and financial condition. The operations of Israeli companies may be disrupted by the obligations of personnel to perform military service. Employees in Israel may be obligated to perform annual reserve duty in the Israeli military and may be subject to being called for additional active duty under emergency circumstances. In response to increased tension and hostilities, there have been occasional call-ups of military reservists, and it is possible that there will be additional call-ups in the future. A Fund cannot predict the full impact of these conditions on Israeli companies in the future, particularly if emergency circumstances or an escalation in the political situation occurs.

Geographic Concentration Risk

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia and the Middle East, can be interdependent and may be adversely affected by the same events. Set forth below for certain markets in which a Fund may invest are brief descriptions of some of the conditions and risks in each such market.

Risks Related to Geographic Concentration in Canada. Because the investments of the Funds may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

Risks Related to Investments in Europe. The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union of the EU are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy, and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. For example, Greece has been required to impose harsh austerity measures on its population to receive financial aid from the International Monetary Fund and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested — at times violently — the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU alongside the UK, as discussed below. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. The risk of investments in Europe may be heightened due to Russia’s ongoing military invasion of Ukraine. Various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure a Fund may have to Russian issuers or the adjoining geographic regions.

Illiquid Securities Risk

The Funds may, on a limited basis, invest in illiquid securities (any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset). No one can guarantee that a liquid trading market will exist for any security. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at an inopportune time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent such Fund from being able to take advantage of other investment opportunities. Securities that lack liquidity may also be difficult to value.

Initial Public Offering Risk

Certain of the Funds may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Funds will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Investment Companies Risk

The Funds may invest in securities of other investment companies. As a shareholder in securities of another investment company, the Funds will bear its ratable share of that investment company’s expenses, and would be subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies. In addition, the Funds will incur brokerage costs when purchasing and selling shares of exchange-traded investment companies.

Closed-End Funds Risk. Certain of the Funds may invest in closed-end funds. Shares of closed-end funds trade on exchanges at market prices rather than net asset value and cannot be redeemed on demand. Accordingly, closed-end funds shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). There can be no assurance that a discount on shares of closed-end fund purchased by a Fund will not decrease further or that when a Fund seeks to sell shares of a closed-end fund it can receive the net asset value for those shares. As a shareholder in a closed-end fund, a Fund bears its ratable share of the fund’s expenses, subjecting Fund shareholders to additional expenses. Additionally, closed-end funds may utilize leverage. As a result, a Fund may be exposed indirectly to leverage through an investment in such securities. An investment in the shares of closed-end funds that utilize leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term return on such securities will be diminished. Closed-end funds may also issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s assets in an attempt to enhance the closed-end fund’s return. The organizational documents of certain closed-end funds may include provisions that could inhibit the ability of other entities or persons to acquire control of the closed-end fund or to change the composition of its board of directors, which could limit the ability of shareholders to sell their shares at a premium over the prevailing market prices by discouraging a third party from seeking to obtain control of the closed-end fund.

Exchange-Traded Funds. The Funds may invest in exchange-traded funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. The Fund’s investments in ETFs involves duplication of advisory fees and other expenses since the Fund will be investing in another investment company. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Issuer Risk

The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Legislation and Litigation Risk

From time to time, various legislative initiatives are proposed in both the United States and in other countries which may have a negative impact on certain companies to which a Fund has exposure. Additionally, litigation regarding any of the any of the issuers of securities to which a Fund has exposure either directly or indirectly through the use of derivatives, or industries represented by these issuers, may have a negative impact on the value of these securities. Such legislation or litigation may cause a Fund to lose value.

Listing Standards Risk

Each Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Funds’ profit or require such Fund to incur a loss, and as a result, such Fund’s performance could be impacted. Non-compliance with the listing standards of the Exchange may result in a Fund’s shares being delisted by the Exchange. Any resulting liquidation of a Fund could cause such Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Events Risk

The value of the securities in which the Funds invest may go up or down due to changes in, among other items, general market conditions, economic trends or events that may or may not be specifically related to a particular issuer, or factors that affect a particular issuer or issuers, exchange, country, region, market, industry, sector or asset class. Price changes may be temporary or last for extended periods of time. Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on each Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, a Fund’s shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests and negatively impact a Fund’s investment return.

For example, an outbreak of a respiratory disease designated as “COVID-19” was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. The COVID-19 pandemic also greatly increased market volatility. Preventative health measures enacted, along with the general uncertainty caused by this pandemic, emerging variants, and the efficacy of vaccines, resulted in, and may result in in the future, a decline in consumer demand, disruptions to healthcare systems and the supply chain, ratings downgrades, defaults and has imposed significant costs on governmental and business entities. The future potential economic impact of the COVID-19 pandemic, or any future public health crisis, is impossible to predict and could result in adverse market conditions which may negatively impact the performance of the Funds. In addition, the operations of the Funds, the Adviser and the Funds’ other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Municipal Securities Risk

Issuers of municipal securities may be unable to pay their obligations as they come due. The value of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by such revenue source. Values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Additionally, income from municipal securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, unfavorable interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to be taxable and may result in a significant decline in the values of municipal securities.

Real Estate Investment Trusts Risk

Certain of the Funds may invest in REITs. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including but not limited to, rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent such REIT may concentrate investments in particular geographic regions or property types. In addition, distributions received from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements Risk

Certain of the Funds or underlying funds may enter into repurchase agreements. Repurchase agreements are subject to the risk of failure. If the fund’s counterparty defaults on its obligations and the fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the fund may realize a loss. The investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. Additionally, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan, not within control of such party, and therefore, the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements Risk

Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund or underlying fund could lose money if it is unable to recover the securities and the value of the collateral held by such fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Securities Lending Risk

A Fund may engage in securities lending. Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund.

Short Sales Risk

Short sales of securities or other instruments are subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or derivative that is the subject of a short sale increases, such fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position arises from the increase in value of the security sold short and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss. A Fund or underlying fund may incur significant losses on short sales.

Small- and Medium-Sized Companies Risk

Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Special Purpose Acquisition Companies Risk

Certain Funds may invest on a limited basis in SPACs. Shares of a SPAC purchased in an initial public offering will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its initial public offering (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact BLOK and/or CNBS’ ability to meet its respective investment objective. If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, a holder may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the over-the-counter market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

U.S. Government Securities Risk

Certain of the Funds and/or certain of the underlying funds held by the Funds, may invest in U.S. government securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Tax Risks

CFC Tax Risk. A Fund may intend to treat any income it may derive from investments received by a non-U.S. subsidiary (the “Subsidiary”) as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”). The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Funds or their affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if (i) the income is distributed in the same year that it is required to be included in the income of the RIC or (ii) the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its Shareholders.

Cryptocurrency and Precious Metal Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrencies and precious metals are uncertain and an investment in cryptocurrencies and precious metals, even indirectly, may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies. Certain of the investment vehicles with exposure to cryptocurrencies held by a Fund may be treated as a grantor trust for U.S. federal income tax purposes, which may result in such investment being treated as a direct investment in a cryptocurrency or precious metal for such purposes. In connection with its investments in investment vehicles that provide exposure to cryptocurrencies or precious metals, such investment vehicles may not produce “qualifying income” for purposes of a Fund’s qualification as a RIC. A Fund may be subject to a limit on its exposure to such investments such that it will not receive more than 10% of its gross income from such investments.

Additionally, many cryptocurrencies are open-source, such as bitcoin, meaning any user can download the software, modify it and then propose that users adopt the modification. If less than a substantial majority of users consent to a proposed modification, but it is nonetheless implemented by some participants and the modification is not compatible or fully interoperable with the software prior to its modification, the consequence is called a “fork” or a split of the cryptocurrencies (and the blockchain) with one version running on the pre-modified software and the other running on the modified software and such versions lacking interchangeability across the respective networks. A fork could result in a Fund’s exposure to the specific cryptocurrency to change in value and could result in difficulties for the Fund to continue to qualify as a RIC. The Adviser intends to manage a Fund’s exposure to cryptocurrencies such that the Fund will continue to qualify as a RIC, even in the event of a fork of the cryptocurrencies.

Distribution Tax Risk. A Fund may currently expect to make distributions on a regular basis, a portion of which may be considered return of capital. While a Fund will normally pay its income as distributions, a Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. A Fund may be required to reduce its distributions if it has insufficient cash flow. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Distributions not in excess of a Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable currently but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Because a Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period.

Straddle and Other Tax Risks. The tax rules and limitations that apply to a Fund may cause some or all of its income and gain to be taxable as ordinary income or at ordinary income rates, may accelerate its recognition of income and gain, and may defer its use of losses, all of which are expected to have negative tax consequences for the Fund and Fund investors. For Funds with investment strategies referencing an index, because the assets comprising the Index and held by the Underlying ETF does not consist of stock, ordinary dividends from the Fund may not be eligible for the reduced rates applicable to “qualified dividend income” or eligible for the dividends-received deduction. A Fund may expect that its ownership of shares of the Underlying ETF and sale of call options thereon generally will constitute “straddles” (offsetting positions with respect to personal property) under section 1092 of the Internal Revenue Code (“IRC”). The straddle rules generally do not apply if all the straddle’s offsetting positions consist of “qualified covered call options” and the stock to be purchased under the options, and the straddle is not part of a larger straddle. Unlike certain other funds that utilize covered call strategies, the Fund does not anticipate that this exception will be available because, as a general matter, the call options it writes are not expected to be treated as “qualified covered call options.” The straddle rules usually will terminate the Fund’s holding periods for its shares of the Underlying ETF that become part of a straddle before the long-term capital gain holding period (more than one year) has been reached, which is expected to eliminate the Fund’s ability to recognize long-term capital gains from a sale or other disposition of such shares. The straddle rules also usually will defer recognition of realized losses and require the capitalization of certain interest expenses and carrying charges. Similarly, “wash sale” rules may apply to defer the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. As a result of the foregoing, an investor may be subject to significantly greater amounts of tax as a result of the investment than would apply to an investment in a fund engaged in a different investment strategy.

Swap and Repo Tax Risk. The federal income tax treatment of certain aspects of the proposed operations of some Funds are not entirely clear. This includes the tax aspects of a Fund’s swap or repo strategies, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, a Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain swaps may not qualify as “Section 1256 contracts” under Section 1256 of the Code. Income from the swaps will be ordinary income, and disposition of such swaps and/or will likely result in short-term capital gains or losses. A Fund may intend to treat any income it may derive from the swap contracts as “qualifying income” under the provisions of the Code applicable to RICs. Because authority related to determining the issuer of swap contracts is unclear, the Funds intend to test the contracts for purposes of the diversification test as if the counter party were the issuer of the swaps. If the income is not qualifying income or the issuer of the swap contract is not appropriately the counterparty or the referenced asset, respectively, the Fund could lose its own status as a RIC. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Management of the Trust

Trustees and Officers

The general supervision of the duties performed for the Funds under the Investment Management Agreements (as defined below) is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) (“Interested Trustees”) and three of whom are Trustees who are not officers or employees of Amplify Investments or any of its affiliates and (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees set broad policies for each Fund, choose the Trust’s officers and hire each Fund’s investment adviser. The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. Each Trustee, except for Christian Magoon, is an Independent Trustee. Mr. Magoon is deemed an Interested Trustee of the Trust due to his positions as Chief Executive Officer and President of Amplify Investments and the Trust. The officers of the Trust manage the Trust’s day-to-day operations, are responsible to the Trust’s Board of Trustees, and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust, as well as a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees, and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Christian Magoon(1) c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1974	Chairman of the Board of Trustees; Chief Executive Officer and President	• Indefinite term • Since inception	Chief Executive Officer, Magoon Capital (2010 – present); Chief Executive Officer, YieldShares, LLC (2013 – present); Chief Executive Officer, Amplify Investments LLC (2015 – present); President of Amplify Investments LLC (2015 – 2018).	34	None
Independent Trustees
Michael DiSanto c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1979	Trustee	• Indefinite term • Since inception	Attorney, City of Naperville, Illinois (2007 – present); Member, Elder Board of the Compass Church, (2013 – present)	34	None
Rick Powers c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1957	Trustee	• Indefinite term • Since inception	Director, Department of Public Works, City of Peoria, Illinois (2019 – Present); Deputy Commissioner, Transportation, State of Indiana (2014 – 2019)	34	None
Mark Tucker c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1963	Trustee	• Indefinite term • Since inception	Sole member, Aspen Equity Partners, LLC (2009 – present); New Liberty Popcorn, LLC (2015 – present)	34	None

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Officers of the Trust
Jodie Crotteau c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1972	Chief Compliance Officer	• Indefinite term • Since 2026

Chief Compliance Officer, Amplify Investments LLC (2026 – present); Executive Director and Chief Compliance Officer, Harris Associates LP (2022 – 2025); Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014 – 2022); Chief Compliance Officer, Harbor Funds Distributors, Inc. (2021 – 2022); Chief Compliance Officer, Harbor Services Group, Inc. (2017 – 2022); Chief Compliance Officer, Harbor Trust Company, Inc. (2019 – 2022)

				N/A	N/A
Bradley H. Bailey c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1967	Chief Financial Officer	• Indefinite term • 2016	Chief Financial Officer, Amplify Investments LLC (2016 – present)	N/A	N/A
William H. Belden c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Vice President	• Indefinite term • 2020	President, Amplify Investments LLC (2018 – present); Managing Director, Guggenheim Investments (2009 – 2018)	N/A	N/A

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
David Wilding c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1970	Secretary	• Indefinite term • 2023

Chief Operating Officer, Amplify Investments LLC (2023 – present); General Counsel and Chief Compliance Officer, Performance Trust Capital Partners (1996 – 2022); General Counsel and Chief Compliance Officer, PT Asset Management, LLC (1996 – 2022)

				N/A	N/A

____________

(1)  Mr. Magoon is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of Amplify Investments LLC and Chief Executive Officer and President of the Trust.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Amplify Investments Fund Complex (as defined below), which is known as a “unitary” board leadership structure. The same four persons serve as a trustee of each of the Funds, and is anticipated to serve as a trustee for future Funds advised by Amplify Investments (each, an “Amplify Fund” and collectively, the “Amplify Investments Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Amplify Investments or any of its affiliates. Mr. Magoon, an Interested Trustee, serves as the Chair of the Board for each Fund in the Amplify Investments Fund Complex.

The unitary board structure was adopted for the Amplify Funds because of the efficiencies it achieves with respect to the governance and oversight of the Amplify Funds. Each Amplify Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Amplify Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Amplify Funds, including among any such exchange-traded funds, the Board of the Amplify Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Amplify Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board that the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Amplify Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Amplify Investments Fund Complex as a whole.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. DiSanto, Powers and Tucker are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to David Wilding, Secretary of the Trust, at the Trust’s address, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. The Nominating and Governance Committee met one time during the fiscal period ended September 30, 2025.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. DiSanto, Powers and Tucker serve on the Audit Committee. The Audit Committee met four times during the fiscal period ended September 30, 2025.

Risk Oversight

As part of the general oversight of the Funds, the Board of Trustees is involved in the risk oversight of each Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”), Jodie Crotteau.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Advisers, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees

Michael DiSanto has served as an attorney with the City of Naperville, Illinois since 2007, and currently serves as the City Attorney of Naperville. In this capacity, Mr. DiSanto oversees municipal matters for the city. Since 2013, Mr. DiSanto has served on the Elder Board of the Compass Church. Additionally, in 2012, Mr. DiSanto held the position of adjunct professor at Aurora University in Aurora, Illinois. Mr. DiSanto has served as a College Scholarship Board Member for the National Student Leadership Conference since 2018. Mr. DiSanto has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Nominating and Governance Committee (since 2015) of the Amplify Funds.

Rick Powers is the Director, Department of Public Works, City of Peoria, Illinois, a position he has held since 2019. Previously, from 2014 to 2019, Mr. Powers served as Deputy Commissioner, Transportation with the State of Indiana, a position he has held since 2014. Additionally, from 2001 to 2014, Mr. Powers served as Director, Code Enforcement with the City of Indianapolis, Indiana. Mr. Powers has served as a Trustee of the Amplify Funds since 2015.

Mark Tucker is the sole member of Aspen Equity Partners, LLC, a company he founded in 2009 to serve as the managing member of several single-purpose limited liability companies that own and operate commercial property in Illinois, Wisconsin and Minnesota. Mr. Tucker has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Audit Committee (since 2015) of the Amplify Funds.

Interested Trustees

Christian Magoon is Chair of the Board of Trustees of the Amplify Funds and Chief Executive Officer and President of Amplify Investments. Mr. Magoon has served as Chief Executive Officer of Magoon Capital and YieldShares, LLC, which he participated in founding in 2010 and 2013, respectively. Mr. Magoon has served as a Trustee of the Amplify Funds since 2015.

Trustee Compensation and Ownership of Shares of the Funds

Independent Trustee Compensation

The Independent Trustees are paid a fixed amount in two six-month periods (ending the prior June 30 and December 31, respectively). Each six-month retainer will be allocated equally among each Fund in the Amplify Investments Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the compensation earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Funds and the aggregate compensation paid to them for services to the Amplify Investments Fund Complex, for the fiscal period ended September 30, 2025. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Amplify Investments.

Name of Trustee	Compensation from the Funds	Total Compensation from the Amplify Investments Fund Complex
Michael DiSanto	$158,000	$166,250
Rick Powers	$158,000	$161,000
Mark Tucker	$158,000	$172,000

Ownership of Fund Shares

The following table sets forth the dollar range of equity securities beneficially owned by the Interested Trustees in the Funds and all funds overseen by the Trustees in the Amplify Investments Fund Complex as of December 31, 2025:

Fund	Magoon
Amplify AI Powered Equity ETF	—
Amplify Alternative Harvest ETF	—
Amplify Bitcoin 2% Monthly Option Income ETF	A
Amplify Bitcoin Max Income Covered Call ETF	—
Amplify BlackSwan Growth & Treasury Core ETF	—
Amplify BlackSwan ISWN ETF	—
Amplify Blockchain Technology ETF
Amplify Bloomberg AI Value Chain ETF	—
Amplify TLT U.S. Treasury 12% Option Income ETF
Amplify BlueStar Israel Technology ETF	—
Amplify COWS Covered Call ETF
Amplify Cash Flow Dividend Leaders ETF	—
Amplify CWP Enhanced Dividend Income ETF	—
Amplify CWP Growth & Income ETF	—
Amplify CWP International Enhanced Dividend Income ETF	—
Amplify Cybersecurity ETF	—
Amplify Digital Payments ETF	—
Amplify Etho Climate Leadership U.S. ETF	—
Amplify CEF High Income ETF	—
Amplify Junior Silver Miners ETF	—
Amplify Lithium & Battery Technology ETF	—
Amplify Online Retail ETF	—
Amplify Samsung SOFR ETF	—
Amplify Samsung U.S. Natural Gas Infrastructure ETF
Amplify Seymour Cannabis ETF	—
Amplify SILJ Covered Call ETF	A
Amplify Small-Mid Cap Equity ETF	—
Amplify Travel Tech ETF	—
Amplify Video Game Leaders ETF	—
Amplify Weight Loss Drug & Treatment ETF	—
Aggregate Holdings in Amplify Investments Fund Complex	B

Ownership Codes:

A: $1 – $10,000
B: $10,001 – $50,000
C: $50,001 – $100,000
D: Over $100,000

The following table sets forth the dollar range of equity securities beneficially owned by the Independent Trustees in the Funds and all funds overseen by the Trustees in the Amplify Investments Fund Complex as of December 31, 2025:

Fund	DiSanto	Powers	Tucker
Amplify AI Powered Equity ETF	—	—	—
Amplify Alternative Harvest ETF	—	—	—
Amplify Bitcoin 2% Monthly Option Income ETF	—	—	—
Amplify Bitcoin Max Income Covered Call ETF	—	—	A
Amplify BlackSwan Growth & Treasury Core ETF	A	—	—
Amplify BlackSwan ISWN ETF	A	—	—
Amplify Blockchain Technology ETF	A	—	—
Amplify Bloomberg AI Value Chain ETF	—	—	—
Amplify TLT U.S. Treasury 12% Option Income ETF	—	—	—
Amplify BlueStar Israel Technology ETF	—	—	—
Amplify COWS Covered Call ETF	—	—	—
Amplify Cash Flow Dividend Leaders ETF	—	—	—
Amplify CWP Enhanced Dividend Income ETF	A	—	—
Amplify CWP Growth & Income ETF	—	—	—
Amplify CWP International Enhanced Dividend Income ETF	—	—	—
Amplify Cybersecurity ETF	—	—	—
Amplify Digital Payments ETF	—	—	—
Amplify Etho Climate Leadership U.S. ETF	—	—	—
Amplify CEF High Income ETF	A	—	—
Amplify Junior Silver Miners ETF	—	—	—
Amplify Lithium & Battery Technology ETF	A	—	—
Amplify Online Retail ETF	A	—	—
Amplify Samsung SOFR ETF	—	—	—
Amplify Samsung U.S. Natural Gas Infrastructure ETF	—	—	—
Amplify Seymour Cannabis ETF	A	—	—
Amplify SILJ Covered Call ETF	—	—	—
Amplify Small-Mid Cap Equity ETF	—	—	—
Amplify Travel Tech ETF	—	—	—
Amplify Video Game Leaders ETF	—	—	—
Amplify Weight Loss Drug & Treatment ETF	—	—	—
Aggregate Holdings in Amplify Investments Fund Complex	A	—	A

Ownership Codes:

A: $1 – $10,000
B: $10,001 – $50,000
C: $50,001 – $100,000
D: Over $100,000

As of December 31, 2025, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of January 14, 2026, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The tables set forth in Exhibit B show the percentage ownership of each person or “group” (as that term is used in Section 13(d) of the 1934 Act) who, as of January 7, 2026, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund.

Investment Adviser and Other Service Providers

Investment Adviser

Amplify Investments LLC, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532, serves as the investment adviser to the Funds. Amplify Investments is a Delaware limited liability company with a sole member, Amplify Holding Company LLC. Amplify Investments discharges its responsibilities subject to the policies of the Board of Trustees. Amplify Investments also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between Amplify Investments and the Trust, on behalf of each Fund except CNBS (the “Investment Management Agreement”), Amplify Investments oversees the investment of each Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay Amplify Investments an annual management fee equal to a percentage of its daily net assets, as detailed in the below table.

Management Fee
Fund	Fee
Amplify AI Powered Equity ETF	0.75%
Amplify Alternative Harvest ETF	0.75%
Amplify Bitcoin 2% Monthly Option Income ETF	0.65%
Amplify Bitcoin Max Income Covered Call ETF	0.65%
Amplify BlackSwan Growth & Treasury Core ETF	0.49%
Amplify BlackSwan ISWN ETF	0.49%
Amplify Blockchain Technology ETF	0.70%
Amplify Bloomberg AI Value Chain ETF	0.59%
Amplify TLT U.S. Treasury 12% Option Income ETF	0.30%
Amplify BlueStar Israel Technology ETF	0.75%
Amplify Cash Flow Dividend Leaders ETF	0.39%
Amplify COWS Covered Call ETF	0.65%
Amplify CWP Enhanced Dividend Income ETF	0.55%
Amplify CWP Growth & Income ETF	0.55%
Amplify CWP International Enhanced Dividend Income ETF	0.65%
Amplify Cybersecurity ETF	0.60%
Amplify Digital Payments ETF	0.75%
Amplify Etho Climate Leadership U.S. ETF	0.45%
Amplify CEF High Income ETF	0.50%
Amplify Junior Silver Miners ETF	0.69%
Amplify Lithium & Battery Technology ETF	0.59%

Fund	Fee
Amplify Online Retail ETF	0.65%
Amplify Samsung SOFR ETF	0.20%
Amplify Samsung U.S. Natural Gas Infrastructure ETF	0.59%
Amplify Seymour Cannabis ETF	0.65%
Amplify SILJ Covered Call ETF	0.75%
Amplify Small-Mid Cap Equity ETF	0.60%
Amplify Travel Tech ETF	0.75%
Amplify Video Game Leaders ETF	0.59%
Amplify Weight Loss Drug & Treatment ETF	0.59%

With respect to COWS, Amplify Investments LLC has agreed, pursuant to an agreement with COWS, to reduce COWS’s management fee to 0.19% per annum, accrued daily on net assets, for assets under management up to $100 million, from January 28, 2026 through January 28, 2027. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustee’s on behalf of COWS.

Pursuant to an investment management agreement between Amplify Investments and the Trust, on behalf of CNBS (the “CNBS IMA” and collectively with the Investment Management Agreement, the “Investment Management Agreements”), Amplify Investments oversees the investment of the CNBS’ assets and is responsible for paying all expenses of the CNBS, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Funds have agreed to pay Amplify Investments an annual management fee equal to a percentage of its daily net assets, as detailed in the below table. Amplify Investments has entered into a Fee Waiver Agreement with CNBS under which it has agreed to waive or reduce CNBS’ management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution of service fees payable pursuant to any applicable Rule 12b-1 plan, acquired fund fees and expenses, and other extraordinary expenses) to not more than 0.75% of the daily net assets of CNBS, until March 1, 2027. Amplify Investments may also terminate the agreement at the end of the term upon 60 days’ written notice to CNBS. In addition, pursuant to its expense limitation agreement with CNBS, the Adviser is entitled to recoup any fees that it waived and/or CNBS expenses that it paid for a period of three years following such fee waivers and/or expense payments. CNBS may only make such repayment to the Adviser if, after the recoupment payment has been taken into account, it does not cause CNBS’ expense ratio to exceed either the expense cap in place at the time the expenses were waived or CNBS’ current expense cap.

Management Fee
Fund	Fee
Amplify Seymour Cannabis ETF	0.65%

With respect to all Funds, pursuant to an agreement with each Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by a Fund with respect to such Fund’s investment, if any, in any funds for which Amplify Investments serves as investment adviser, including but not limited to the SOFR ETF, in an amount equal to any acquired fund fees incurred by a Fund with respect to its investment in such fund. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of a Fund.

For services rendered during the fiscal periods set forth below, the following table sets forth the management fees paid by the Funds to Amplify Investments.

Fund	Fiscal Year Ended September 30, 2023	Fiscal Year Ended October 31, 2023	Fiscal Period/Year Ended September 30, 2024	Fiscal Period/Year Ended September 30, 2025
Amplify AI Powered Equity ETF	$807,307	N/A	$796,876	$826,598
Amplify Alternative Harvest ETF	$1,300,685	N/A	$938,545	$591,933
Amplify Bitcoin 2% Monthly Option Income ETF	N/A	N/A	N/A	$24,662
Amplify Bitcoin Max Income Covered Call ETF	N/A	N/A	N/A	$20,071
Amplify BlackSwan Growth & Treasury Core ETF	N/A	$1,148,793	$821,274	$1,272,193
Amplify BlackSwan ISWN ETF	N/A	$182,293	$172,823	$158,334

Fund	Fiscal Year Ended September 30, 2023	Fiscal Year Ended October 31, 2023	Fiscal Period/Year Ended September 30, 2024	Fiscal Period/Year Ended September 30, 2025
Amplify Blockchain Technology ETF	N/A	$3,151,667	$4,756,406	$6,477,999
Amplify Bloomberg AI Value Chain ETF	$156,369	N/A	$177,920	$152,216
Amplify TLT U.S. Treasury 12% Option Income ETF	N/A	N/A	N/A	$25,168
Amplify BlueStar Israel Technology ETF	$794,780	N/A	$629,051	$686,486
Amplify COWS Covered Call ETF	N/A	$2,209	$17,110	$60,806
Amplify Cash Flow Dividend Leaders ETF	N/A	$0	$0	$0
Amplify CWP Enhanced Dividend Income ETF	N/A	$15,042,005	$15,710,456	$22,769,062
Amplify CWP Growth & Income ETF	N/A	N/A	$3,727	$383,732
Amplify CWP International Enhanced Dividend Income ETF	N/A	$146,315	$612,341	$1,497,874
Amplify Cybersecurity ETF	$8,556,475	N/A	$10,072,319	$12,398,799
Amplify Digital Payments ETF	$3,457,711	N/A	$2,415,700	$2,207,750
Amplify Etho Climate Leadership U.S. ETF	$769,202	N/A	$802,599	$749,612
Amplify CEF High Income ETF	N/A	$1,748,846	$2,027,663	$2,776,806
Amplify Junior Silver Miners ETF	$4,687,198	N/A	$5,387,542	$8,715,891
Amplify Lithium & Battery Technology ETF	N/A	$899,622	$482,998	$382,693
Amplify Online Retail ETF	N/A	$1,279,599	$1,036,858	$1,061,403
Amplify Samsung SOFR ETF	N/A	N/A	$265,842	$511,964
Amplify Samsung U.S. Natural Gas Infrastructure ETF	N/A	N/A	N/A	$8,215
Amplify Seymour Cannabis ETF	N/A	$0	$18,835	$185,620
Amplify SILJ Covered Call ETF	N/A	N/A	N/A	$2,554
Amplify Small-Mid Cap Equity ETF	N/A	N/A	N/A	$6,829
Amplify Travel Tech ETF	$1,004,223	N/A	$653,021	$402,406
Amplify Video Game Leaders ETF	$378,661	N/A	$306,613	$263,345
Amplify Weight Loss Drug & Treatment ETF	N/A	N/A	$6,722	$22,186

Under the Investment Management Agreements, Amplify Investments shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Amplify Investments in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreements are in place for the original initial two-year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreements terminate automatically upon assignment and are terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of such Fund’s outstanding voting securities on 60 days’ written notice to Amplify Investments, or by Amplify Investments on 60 days’ written notice to the Fund.

Investment Sub-Advisers

The Adviser has retained the Sub-Advisers to each act as a sub-adviser to the Funds pursuant to the applicable sub-advisory agreement (collectively, the “Sub-Advisory Agreements”). Penserra, Tidal, CWP, Cerity, Seymour, Kelly Intelligence, Curi and Samsung serve as investment sub-advisers to the Funds as indicated in the table below. Penserra is a New York limited liability company located at 4 Orinda Way, Suite 100-A, Orinda, California 94563. Penserra is controlled by George Madrigal, who serves as Managing Partner, and Dustin Lewellyn, who serves as Managing Director, who together own a majority interest in Penserra. Penserra’s affiliated broker-dealer, Penserra Securities LLC (“Penserra Securities”), also holds a minority interest in Penserra. CWP is located at 1016 Collier Center Way, Suite 101, Naples, Florida 34100. CWP is controlled by Kevin Simpson and JoAnna Irons, both of whom serve as Managing Members of CWP and equally share full voting control in the company. Cerity Partners LLC is a registered investment adviser with its offices at 335 Madison Avenue, 23rd Floor, New York, NY 10017. Tidal Investments LLC is a registered investment adviser with its offices at 98 North Broadway, Suite 2, Massapequa, New York, 11758. Tidal is controlled by Michael Venuto and Guillermo Trias, both serving as Managing Partners, who together own a voting majority interest in Tidal. Seymour Asset Management LLC is located at 157 Columbus Avenue, 5th Floor, New York, New York 10023. Kelly Strategic Management, LLC is located at 7887 East Belleview Ave., Suite 1100, Denver CO 80111. Samsung Asset Management (New York), Inc. is located at 152 West 57th Street, New York, New York 10019.

	Penserra	Tidal	CWP	Cerity	Seymour	KI	Samsung	Curi
Amplify AI Powered Equity ETF	—	X	—	—	—	—	—	—
Amplify Alternative Harvest ETF	—	X	—	—	X	—	—	—
Amplify Bitcoin 2% Monthly Option Income ETF	X	—	—	—	—	X	—	—
Amplify Bitcoin Max Income Covered Call ETF	X	—	—	—	—	X	—	—
Amplify BlackSwan Growth & Treasury Core ETF	—	X	—	X	—	—	—	—
Amplify BlackSwan ISWN ETF	—	X	—	X	—	—	—	—
Amplify Blockchain Technology ETF	—	X	—	—	—	—	—	—
Amplify Bloomberg AI Value Chain ETF	X	—	—	—	—	—	—	—
Amplify TLT U.S. Treasury 12% Option Income ETF	—	—	—	—	—	—	X	—
Amplify BlueStar Israel Technology ETF	—	X	—	—	—	—	—	—
Amplify Cash Flow Dividend Leaders ETF	X	—	—	—	—	X	—	—
Amplify CEF High Income ETF	X	—	—	—	—	—	—	—
Amplify COWS Covered Call ETF	X	—	—	—	—	X	—	—
Amplify CWP Enhanced Dividend Income ETF	X	—	X	—	—	—	—	—
Amplify CWP Growth & Income ETF	X	—	X	—	—	—	—	—
Amplify CWP International Enhanced Dividend Income ETF	X	—	X	—	X	—	—	—
Amplify Cybersecurity ETF	X	—	—	—	—	—	—	—
Amplify Digital Payments ETF	X	—	—	—	—	—	—	—
Amplify Etho Climate Leadership U.S. ETF	—	X	—	—	—	—	—	—
Amplify Junior Silver Miners ETF	—	X	—	—	—	—	—	—
Amplify Lithium & Battery Technology ETF	—	X	—	—	—	—	—	—
Amplify Online Retail ETF	X	—	—	—	—	—	—	—
Amplify Samsung SOFR ETF	—	—	—	—	—	—	X	—
Amplify Samsung U.S. Natural Gas Infrastructure ETF	—	—	—	—	—	—	X	—
Amplify Seymour Cannabis ETF	—	X	—	—	X	—	—	—
Amplify SILJ Covered Call ETF	—	X	—	—	—	—	—	—
Amplify Small-Mid Cap Equity ETF	X	—	—	—	—	—	—	X
Amplify Travel Tech ETF	—	X	—	—	—	—	—	—
Amplify Video Game Leaders ETF	X	—	—	—	—	—	—	—
Amplify Weight Loss Drug & Treatment ETF	X	—	—	—	—	—	—	—

Pursuant to the Sub-Advisory Agreements, Amplify Investments has agreed to pay for the services provided by the Sub-Advisers through sub-advisory fees. Amplify Investments is responsible for paying the entire amount of each Sub-Adviser’s fee for the Funds. The Funds do not directly pay the Sub-Advisers.

AIEQ

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify AI Powered Equity ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$32,309
September 30, 2025	$49,595

MJ

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Effective January 28, 2025, Seymour was added as a sub-advisor to MJ. Pursuant to the above, the following sub-advisory fees were paid by the Adviser to Tidal for the relevant periods:

Sub-Advisory Fees — Amplify Alternative Harvest ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal	Sub-Advisory Fees Paid to Seymour
September 30, 2024	$39,912	—
September 30, 2025	$35,515	$13,345

BITY

Kelly will receive a sub-advisory fee that is equal to the greater of (i) 25% of advisory fees of the average daily net assets of BITY and BAGY, calculated daily and paid monthly; or (ii) $15,000 for BITY and BAGY per annum paid monthly, minus one-half of Penserra’s total fees for BITY and BAGY, prorated between BITY and BAGY based on average daily net assets of the BITY and BAGY based on the following terms: as it relates to combining BITY and BAGY, a fee that is equal to the greater of (i) $25,000 for BITY and BAGY per annum; (ii) 0.06% per annum of the combined average daily net assets of BITY and BAGY on the first $500 million and 0.05% on assets over $500 million, calculated daily and paid monthly.

Penserra will receive a fee that is equal to the greater of (i) $25,000 for BITY and BAGY per annum; or (ii) 0.06% per annum of the combined average daily net assets of BITY and BAGY on the first $500 million and 0.05% on assets over $500 million, calculated daily and paid monthly.

Sub-Advisory Fees — Amplify Bitcoin 2% Monthly Option Income ETF[1]
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Kelly	Sub-Advisory Fees Paid to Penserra
September 30, 2025	$1,951	$10,616

1.   BITY commenced operations on April 28, 2025.

BAGY

Kelly will receive a sub-advisory fee that is equal to the greater of (i) 25% of advisory fees of the average daily net assets of BAGY and BITY, calculated daily and paid monthly; or (ii) $15,000 for BAGY and BITY per annum paid monthly, minus one-half of Penserra’s total fees for BAGY and BITY, prorated between BAGY and BITY based on average daily net assets of the BAGY and BITY based on the following terms: as it relates to combining BITY and BAGY, a fee that is equal to the greater of (i) $25,000 for BAGY and BITY per annum; (ii) 0.06% per annum of the combined average daily net assets of BAGY and BITY on the first $500 million and 0.05% on assets over $500 million, calculated daily and paid monthly.

Penserra will receive a fee that is equal to the greater of (i) $25,000 for BAGY and BITY per annum; or (ii) 0.06% per annum of the combined average daily net assets of BAGY and BITY on the first $500 million and 0.05% on assets over $500 million, calculated daily and paid monthly.

Sub-Advisory Fees — Amplify Bitcoin Max Income Covered Call ETF[1]
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Kelly	Sub-Advisory Fees Paid to Penserra
September 30, 2025	$2,637	$10,616

1.   BITY commenced operations on April 28, 2025.

SWAN

Effective January 10, 2023, the investment sub-advisory agreement for SWAN with ARGI was terminated. Effective March 15, 2023, the Adviser entered into an investment sub-advisory agreement with Cerity Partners LLC to be a sub-adviser to SWAN, along with Tidal. For the fiscal year and period ended October 31, 2023 and September 30, 2024, Cerity received an annual sub-advisory fee of $10,000, to be paid on a calendar quarter basis. In addition, Cerity and Amplify have entered into a profit and expense sharing arrangement whereby Cerity is paid a fee based upon the Fund’s average daily net assets (excluding assets that are held or owned by clients of Cerity) according to the schedule set forth below.

Cerity Profit-Sharing Schedule
Assets Under Management	Fee
$0 – $49,999,999	0 basis points per quarter
$50,000,000 – $99,999,999	2 basis points per quarter
$100,000,000 – $249,999,999	2.5 basis points per quarter
$250,000,000 – $499,999,999	4 basis points per quarter
$500,000,000 and up	5 basis points per quarter
Sub-Advisory Fees — Amplify BlackSwan Growth & Treasury Core ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal	Sub-Advisory Fees Paid to ARGI	Sub-Advisory Fees paid to Cerity
October 31, 2023	$105,057	N/A	$0
September 30, 2024	$75,388	N/A	$0
September 30, 2025	$115,748	N/A	$0

ISWN

Effective January 10, 2023, the investment sub-advisory agreement for SWAN with ARGI was terminated. Effective March 15, 2023, the Adviser entered into an investment sub-advisory agreement with Cerity Partners LLC to be a sub-adviser to SWAN, along with Tidal. For the fiscal year and period ended October 31, 2023 and September 30, 2024, Cerity received an annual sub-advisory fee of $10,000, to be paid on a calendar quarter basis. In addition, Cerity and Amplify have entered into a profit and expense sharing arrangement whereby Cerity is paid a fee based upon the Fund’s average daily net assets (excluding assets that are held or owned by clients of Cerity) according to the schedule set forth below.

Cerity Profit-Sharing Schedule
Assets Under Management	Fee
$0 – $49,999,999	0 basis points per quarter
$50,000,000 – $99,999,999	2 basis points per quarter
$100,000,000 – $249,999,999	2.5 basis points per quarter
$250,000,000 – $499,999,999	4 basis points per quarter
$500,000,000 and up	5 basis points per quarter

Tidal receives a sub-advisory fee that is equal to the greater of (1) $15,000 per annum or (2) 0.035% per annum of the average daily net assets of ISWN on the first $250 million in assets, 0.0325% on the next $250 million in assets, 0.0275% on the next $500 million in assets, and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify BlackSwan ISWN ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal	Sub-Advisory Fees Paid to ARGI	Sub-Advisory Fees paid to Cerity
October 31, 2023	$15,000	N/A	$0
September 30, 2024	$13,730	N/A	$0
September 30, 2025	$14,999	N/A	$0

BLOK

Prior to September 16, 2020, the Adviser retained Tidal and Exponential to serve as sub-advisers to BLOK. Tidal is paid a sub-advisory fee that is equal to the greater of (1) $12,500 per annum or (2) 0.05% per annum of the average daily net assets of BLOK, calculated daily and paid monthly. In addition to the compensation for sub-advisory services, Amplify Investments, Tidal and Emerita Capital Indices, Inc. have entered into a profit and expense sharing arrangement, whereby each party will share equally in the expenses and profits, if any, of BLOK. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Transformational Data Sharing ETF
Fiscal Year Ended	Sub-Advisory Fees Paid to Tidal
October 31, 2023	$225,119
September 30, 2024	$339,743
September 30, 2025	$462,714

AIVC

Penserra an annual sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Bloomberg AI Value Chain ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra
September 30, 2024	$10,164
September 30, 2025	$14,999

TLTP

Samsung receives a sub-advisory fee equal to the average daily net assets of TLTP, calculated daily and paid monthly, as follows: (a) 0.09% on average assets up to $150 million; (b) 0.07% on average assets greater than $600 million; and (c) 0.05% on average assets greater than $750 million. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify TLT U.S. Treasury 12% Option Income ETF[1]
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Samsung
September 30, 2025	$7,550

1.   TLTP commenced operations on October 28, 2024.

ITEQ

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify BlueStar Israel Technology ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$20,061
September 30, 2025	$32,036

COWS

Kelly will not receive any sub-advisory fees for the first year. For every year following the first year, Kelly will receive a sub-advisory fee that is equal to the greater of (i) 25% of advisory fees of the average daily net assets of the Fund, calculated daily and paid monthly; or (ii) $15,000 minus the greater of (i) 0.025% per annum of the average daily net assets of the Fund on the first $500 million, 0.02% on the next $500 million, and 0.015% on assets over $1 billion, calculated daily and paid monthly; or (ii) $15,000.

Penserra will receive a $15,000 annual fee for the first year, payable monthly. For every year following the first year, Penserra will receive a fee that is equal to the greater of (1) $15,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million, and 0.03% on assets over $1 billion, calculated daily and paid monthly.

Sub-Advisory Fees — Amplify Cash Flow Dividend Leaders ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Kelly	Sub-Advisory Fees Paid to Penserra
October 31, 2023[1]	$0	$2,014
September 30, 2024	$0	$13,730
September 30, 2025	$0	$14,999

1.   COWS commenced operations on September 12, 2023

HCOW

Kelly will receive a fee that is equal to the greater of (i) 25% of advisory fees of the average daily net assets of HCOW, calculated daily and paid monthly; or (ii) $15,000; minus the greater of (i) 0.025% per annum of the average daily net assets of HCOW on the first $500 million, 0.02% on the next $500 million, and 0.015% on assets over $1 billion, calculated daily and paid monthly; or (ii) $15,000; minus the portion of the fee attributed to the Fund’s allocation in COWS. Penserra will receive a fee that is equal to the greater of (1) $15,000 per annum or (2) 0.05% per annum of the average daily net assets of HCOW on the first $500 million, 0.04% on the next $500 million, and 0.03% on assets over $1 billion, calculated daily and paid monthly; minus the portion of the fee attributed to HCOW’s allocation in COWS.

Sub-Advisory Fees — Amplify COWS Covered Call ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Kelly	Sub-Advisory Fees Paid to Penserra
October 31, 2023[1]	$0	$1,726
September 30, 2024	$8,363	$13,729
September 30, 2025	$8,562	$14,999

1.   HCOW commenced operations on September 19, 2023

DIVO

Penserra is paid a sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of DIVO on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. CWP is paid a sub-advisory fee equal to (i) 0.285% multiplied by the Fund's total assets under management ("AUM") for AUM up to $25,000,000, (ii) 0.25% multiplied by the Fund's AUM for AUM from $25,000,000 to $50,000,000, (iii) 0.22% multiplied by the Fund's AUM for AUM from $50,000,000 to $100,000,000 and (iii) 0.2% multiplied by the Fund's AUM for AUM above $100,000,000, calculated daily and paid monthly. Kevin Simpson and Josh Smith, each a portfolio manager of CWP, serve as portfolio managers of DIVO and are primarily responsible for the day-to-day management of DIVO. Dustin Lewellyn, CFA, Chief Investment Officer of Penserra, has primary responsibility for implementing the Fund’s investment program and for the overall day-to-day management of DIVO. Ernesto Tong, CFA and Christine Johanson, each a portfolio manager of Penserra, serve as portfolio managers of DIVO and assist with the day-to-day management of DIVO. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify CWP Enhanced Dividend Income ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees Paid to CWP
October 31, 2023	$970,473	$5,513,569
September 30, 2024	$1,003,308	$5,813,464
September 30, 2025	$1,411,541	$8,454,024

QDVO

Penserra is paid an annual sub-advisory fee based upon the Fund’s average daily net assets. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify CWP Growth & Income ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees Paid to CWP
September 30, 2024[1]	$1,639	$1,931
September 30, 2025	$37,256	$166,783

1.   QDVO commenced operations on August 21, 2024.

IDVO

Penserra is paid a sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of IDVO on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. CWP is paid a sub-advisory fee equal to (i) 0.285% multiplied by the Fund's total assets under management ("AUM") for AUM up to $25,000,000, (ii) 0.25% multiplied by the Fund's AUM for AUM from $25,000,000 to $50,000,000, (iii) 0.22% multiplied by the Fund's AUM for AUM from $50,000,000 to $100,000,000 and (iii) 0.2% multiplied by the Fund's AUM for AUM above $100,000,000, calculated daily and paid monthly. Effective May 14, 2024, Seymour was added as a sub-advisor to IDVO. Seymour receives a sub-advisory fee equal to 0.085% per annum of the average daily net assets of the Fund on the first $25 million, 0.0725% on the next $25 million, 0.065% on the next $50 million and 0.06% on assets over $100 million, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify CWP International Enhanced Dividend Income ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees Paid to CWP	Sub-Advisory Fees Paid to Seymour
October 31, 2023[1]	$16,286	$74,587	N/A
September 30, 2024	$47,103	$230,653	$34,201
September 30, 2025	$115,540	$451,572	$150,524

1.   IDVO commenced operations on September 7, 2022.

HACK

Penserra receives receive an annual sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Cybersecurity ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra
September 30, 2024	$413,679
September 30, 2025	$723,263

IPAY

Penserra receives receive an annual sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Digital Payments ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra
September 30, 2024	$74,086
September 30, 2025	$103,028

ETHO

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Etho Climate Leadership U.S. ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$42,923
September 30, 2025	$58,303

YYY

Penserra is paid a sub-advisory fee that is equal to 0.03% per annum of the average daily net assets of YYY, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify CEF High Income ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra
October 31, 2023	$104,931
September 30, 2024	$121,660
September 30, 2025	$166,608

SILJ

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Junior Silver Miners ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$208,488
September 30, 2025	$420,945

BATT

Tidal is paid a sub-advisory fee that is equal to the greater of (1) $15,000 per annum or (2) 0.03% per annum of the average daily net assets of BATT, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Lithium and Battery Technology ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Tidal
October 31, 2023	$45,744
September 30, 2024	$24,559
September 30, 2025	$19,458

IBUY

Penserra is paid a sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of IBUY on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Online Retail ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra
October 31, 2023	$98,431
September 30, 2024	$79,758
September 30, 2025	$81,646

SOFR

Samsung receives a sub-advisory fee equal to the average daily net assets of the Fund, calculated daily and paid monthly, as follows: a) 0.05% on average assets up to $250 million; and b) 0.04% on average assets greater than $250 million. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Samsung SOFR ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Samsung
September 30, 2024	$24,849
September 30, 2025	$37,153

USNG

Samsung receives a sub-advisory fee equal to the average daily net assets of the Fund, calculated daily and paid monthly, as follows: (a) 0.17% on average assets up to $200 million; (b) 0.15% on average assets greater than $200 million; and (c) 0.13% on average assets greater than $400 million. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Samsung U.S. Natural Gas Infrastructure ETF[1]
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Samsung
September 30, 2025	$2,367

1.   USNG commenced operations on May 19, 2025

CNBS

Penserra receives a sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of CNBS on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Effective March 15, 2023, the Adviser entered into a sub-advisory agreement with Seymour Asset Management to be a sub-adviser to CNBS. Seymour receives a sub-advisory fee equal to the greater of (1) $25,000 per annum or (2) 0.20% per annum on the net asset value of the Fund’s assets above $60 million, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods. Effective January 28, 2025, the Adviser entered into a sub-advisory agreement with Tidal Investments LLC to be a sub-adviser to CNBS and the sub-advisory contract with Penserra was terminated.

Sub-Advisory Fees — Amplify Seymour Cannabis ETF
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees paid to Seymour	Sub-Advisory Fees paid to Tidal
October 31, 2023	$20,116	$24,999	N/A
September 30, 2024	$18,306	$22,917	N/A
September 30, 2025	N/A	$24,999	$22,854

SLJY

Tidal receives an annual sub-advisory fee of an amount equal to the greater of (1) $20,000 per annum; or (2) 0.05% per annum of the average daily net assets of SLJY on the first $500 million, 0.04% on the next $500 million, and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify SLJY Covered Call ETF[1]
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2025	$2,356

1.   SLJY commenced operations on August 18, 2025

SMAP

Penserra receives an annual sub-advisory fee equal to the greater of (1) $15,000 per annum or (2) 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.0375% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Curi receives an annual sub-advisory fee equal to 0.25% per annum of the average daily net assets of the Fund on the first $100 million, 0.23% on the next $250 million, 0.21% on the next $500 million and 0.20% on assets over $500 million, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Small-Mid Cap Equity ETF[1]
Fiscal Period/Year Ended	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees paid to Curi
September 30, 2025	$14,095	$1,095

1.   SMAP commenced operations on October 22, 2024.

AWAY

Tidal receives an annual sub-advisory fee of $15,000 per annum and 0.04% per annum of the average daily net assets of the Fund on the first $250 million, 0.035% on the next $250 million, 0.03% on the next $500 million to $1 billion and 0.02% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Travel Tech ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Tidal
September 30, 2024	$24,472
September 30, 2025	$24,144

GAMR

Penserra receives an annual sub-advisory fee equal to the greater of (1) $20,000 per annum or (2) 0.05% per annum of the average daily net assets of the Fund on the first $500 million, 0.04% on the next $500 million and 0.03% on assets over $1 billion, calculated daily and paid monthly. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods:

Sub-Advisory Fees — Amplify Video Game Leaders ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Penserra
September 30, 2024	$10,180
September 30, 2025	$15,305

THNR

Penserra is paid an annual sub-advisory fee based upon the Fund’s average daily net assets. Pursuant to the above, the following sub-advisory fees were paid by the Adviser for the relevant periods.

Sub-Advisory Fees — Amplify Weight Loss Drug & Treatment ETF
Fiscal Period Ended	Sub-Advisory Fees Paid to Penserra
September 30, 2024[1]	$5,451
September 30, 2025	$14,999

1.   THNR commenced operations on May 20, 2024.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Funds. The portfolio managers for each of the Funds are detailed in the table below.

Fund	Portfolio Managers
Amplify AI Powered Equity ETF	Charles A. Ragauss Qiao Duan
Amplify Bloomberg AI Value Chain ETF	Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify Travel Tech ETF	Charles A. Ragauss Qiao Duan

Fund	Portfolio Managers
Amplify Bitcoin Max Income Covered Call ETF	Kevin Kelly Gerry O'Donnell Dustin Lewellyn Ernesto Tong Christine Johanson
Amplify Lithium & Battery Technology ETF	Charles A. Ragauss Michael Venuto
Amplify Bitcoin 2% Monthly Option Income ETF	Kevin Kelly Gerry O'Donnell Dustin Lewellyn Ernesto Tong Christine Johanson
Amplify Blockchain Technology ETF	Charles A. Ragauss Michael Venuto Daniel Weiskopf
Amplify Seymour Cannabis ETF	Charles A. Ragauss Timothy J. Seymour Michael Venuto
Amplify Cash Flow Dividend Leaders ETF	Kevin Kelly Gerry O'Donnell Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify CWP Enhanced Dividend Income ETF	Kevin Simpson Josh Smith Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify Etho Climate Leadership U.S. ETF	Charles A. Ragauss Qiao Duan
Amplify Video Game Leaders ETF	Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify Cybersecurity ETF	Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify COWS Covered Call ETF	Kevin Kelly Gerry O'Donnell Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify Online Retail ETF	Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify CWP International Enhanced Dividend Income ETF	Timothy Seymour Kevin Simpson Josh Smith Ryland Matthews Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify Digital Payments ETF	Christine Johanson Dustin Lewellyn Ernesto Tong

Fund	Portfolio Managers
Amplify BlackSwan ISWN ETF	Dan Cupkovic Dr. Indu Chhachhi Matt Westfall Charles A. Ragauss Michael Venuto
Amplify BlueStar Israel Technology ETF	Charles A. Ragauss Qiao Duan
Amplify Alternative Harvest ETF	Charles A. Ragauss Qiao Duan Timothy J. Seymour
Amplify CWP Growth & Income ETF	Kevin Simpson Josh Smith Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify Junior Silver Miners ETF	Charles A. Ragauss Qiao Duan
Amplify SILJ Covered Call ETF	Charles A. Ragauss Qiao Duan
Amplify Small-Mid Cap Equity ETF	Christopher C. Faber Dustin Lewellyn Ernesto Tong Christine Johanson
Amplify Samsung SOFR ETF	Yunjae Hwang Woongmin Greg Chun Evan Richert
Amplify BlackSwan Growth & Treasury Core ETF	Dan Cupkovic Dr. Indu Chhachhi Matt Westfall Charles A. Ragauss Michael Venuto
Amplify Weight Loss Drug & Treatment ETF	Christine Johanson Dustin Lewellyn Ernesto Tong
Amplify TLT U.S. Treasury 12% Option Income ETF	Yunjae Hwang Woongmin Greg Chun Evan Richert
Amplify Samsung U.S. Natural Gas Infrastructure ETF	Ryan Keunho Kim Junwoo Park
Amplify CEF High Income ETF	Christine Johanson Dustin Lewellyn Ernesto Tong

Charles A. Ragauss (Tidal). Mr. Ragauss serves as a Senior Vice President of Portfolio Management and Trading at Tidal, and joined the firm in September 2020. Prior to joining Tidal, Mr. Ragauss served as Chief Operating Officer and Director of Portfolio Management at CSAT Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and Detroit CFA societies and holds the CFA designation.

Christine Johanson, CFA (Penserra). Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

Christopher C. Faber (Curi). Mr. Faber is Senior Vice President and Portfolio Manager at Curi. Prior to joining Curi in 2017, Mr. Faber was the President and a portfolio manager of IronBridge Capital Management, L.P. (“IronBridge”) from 1999 to 2017. Mr. Faber was a founding partner of HOLT Value Associates, L.P., the former parent company of IronBridge, from May 1986 to April 1999.

Dan Cupkovic, CFP (Cerity). Mr. Cupkovic is a Partner at Cerity and serves as Director of Investment at Cerity (formerly ARGI Investment Services, LLC). He joined Cerity in 2008. Mr. Cupkovic is a member of the Cerity Investment Committee, which actively oversees the Cerity managed investment strategies. In addition to his investment role, Mr. Cupkovic works as a lead advisor for institutional accounts and high net worth clientele.

Daniel Weiskopf (Tidal). Mr. Weiskopf serves as Portfolio Manager at Tidal, having joined the firm in May 2018. Mr. Weiskopf has been an ETF Strategist since 2003, and was the portfolio manager and founder of MH Capital Partners, a small cap hedge fund from 1995 until 2003 which focused on asset light business models. Firms that Mr. Weiskopf has been affiliated with include, Investment Planners, Forefront Capital, UBS Financial and American Diversified Enterprises, an affiliated of Allen & Company. Mr. Weiskopf graduated with an MBA from Fordham University Gabelli School of Business, and holds a series 7 and 65 license.

Dustin Lewellyn, CFA (Penserra). Mr. Lewellyn has extensive background in institutional investment process with a specific focus on ETFs, such as the Funds. Mr. Lewellyn was a portfolio manager at BGI (now part of Blackrock), and he managed a number of international equity funds. Mr. Lewellyn also was head of ETF product management and product development at Northern Trust where he oversaw the build out and management of all areas of a new ETF business, including primary responsibility for the portfolio management process surrounding the ETFs. Mr. Lewellyn also built and ran a new ETF business for Charles Schwab, including having primary responsibility for the technology and investment process to support portfolio management for the ETFs. Mr. Lewellyn started a consulting business with a focus on ETFs and helped numerous new ETF sponsors, as well as service providers, understand the resource requirements to participate in the industry utilizing current best practices. Mr. Lewellyn holds a B.A. from University of Iowa and is a CFA Charterholder. He also holds security licenses 7, 63, 66 and 24.

Ernesto Tong, CFA (Penserra). Mr. Tong worked for Barclays Global Investors and Blackrock prior to joining the Sub-Adviser. During his time at Blackrock, Mr. Tong spent two years as an Index Research Analyst and seven years as a portfolio manager for a number of funds. As an Index Research Analyst, he was responsible for performing independent research and analysis to incorporate into Portfolio Management and Trading strategies and also developing and launching new indices and investment products, particularly in Latin America. As a portfolio manager, Mr. Tong managed $40 billion in global ETF assets and was responsible for all aspects of portfolio management across domestic and international portfolios. Mr. Tong was also responsible for launching, managing, and driving the local Latin American ETF products for the portfolio management group, focusing on Brazil, Colombia and Mexico. Mr. Tong holds a B.A. from the University of California, Davis and is a CFA Charterholder. He holds security licenses 7 and 63.

Evan Richert, CFA (Samsung). Mr. Richert is a Portfolio Manager at Samsung. Mr. Richert’s experience includes fundamental credit research, portfolio management, and fixed income trading at Samsung Asset Management (New York), Inc. After years as a credit research analyst, he has been operating as a co-portfolio manager on multiple fixed income funds. Additionally, he trades a wide breadth of bonds spanning Corporate, Municipal, Treasury, and Government Sponsored Entities across multiple counties and currencies. Prior to his role at Samsung Asset Management, Mr. Richert worked in small-cap equity research at Sidoti & Company as well as providing pre-IPO equity research at IPO Financial. He earned a Bachelor of Science (B.S.) degree in Management (concentrations in Finance & Law) from Boston University as well as the Chartered Financial Analyst (CFA) designation.

Gerry O’Donnell (Kelly Intelligence). Mr. O’Donnell is a Director of Capital Markets at Kelly Intelligence and is experienced in institutional financial markets and trading. His expertise is in a variety of asset classes and financial instruments — both listed and over-the-counter, from equities to asset-backed credit derivatives and other structured products. He was the founding CEO, and subsequently as COO, of Roberts & Ryan Investments Inc — a Service Disabled Veteran Owned Small Business (SDVOSB) broker dealer whose business included US capital markets primary issuance underwriting and secondary agency trading of U.S. and EU equities, corporate bonds, and municipal bonds. Mr. O’Donnell is a co-founder of Blue Ocean, a global U.S.-based broker-dealer and Alternative Trading System. He resigned from military service at the rank of Captain after having served in the Army’s Military Police Corps. Mr. O’Donnell earned a Bachelor of Science degree in Mathematical Economics, and an Army Officer’s commission, from the United States Military Academy, at West Point.

Indu Chhachhi (Cerity). Dr. Chhachhi is a Principal at Cerity and serves as Investment Committee Member and Research at Cerity. Dr. Chhachhi joined Cerity in 2006 as a Financial Planner. Dr. Chhachhi has a doctorate in finance from Southern Illinois University and has been teaching finance at the university level since 1990. He served as the Chair of the Finance Department at Western Kentucky University from 1999 – 2007 and returned to this position in 2017. Currently, he is the Professor of Finance at WKU. He also serves as the Director of the Tennessee Valley Authority’s Investment Challenge Program.

Josh Smith (CWP). Mr. Smith is the Chief Investment Officer of Capital Wealth Planning, LLC, in which capacity he is responsible for the oversight and management of the firm’s investment strategies. Mr. Smith joined CWP in 2011. Prior to joining CWP, he spent 6 years with First Financial Capital Advisors, the internal asset management arm of First Financial Bank. Mr. Smith received his B.S. in Finance from Miami University of Ohio. He is a CFA charter holder.

Junwoo Park (Samsung). Mr. Park is an investment professional with cross-asset market experience encompassing options, equities, and fixed income markets. He co-manages equity options ETFs and plays a pivotal role in the fundamental research and management of investment-grade corporate bond portfolios. Mr. Park holds a Bachelor of Science (B.S.) degree in Finance from Binghamton University.

Kevin Kelly (Kelly Intelligence). Mr. Kelly is the Chief Executive Officer of Kelly Intelligence. Mr. Kelly has an extensive background investment management, with a specific focus on options and ETFs. Mr. Kelly is the Founder and CEO of Kelly Intelligence, where he is responsible for investment strategy, ETF product design, index development, structuring and management, as well as overseeing retail and institutional investment research and capital markets. He also serves as the CEO of Kelly Benchmark Indexes, the index provider and sponsor of the SRVR and INDS ETFs. Previously, Mr. Kelly was the Chief Investment Officer and portfolio manager at Recon Capital, the creator of the Nasdaq 100 Covered Call ETF (QYLD) and the BXNT index (CBOE NASDAQ 100 BuyWrite V2 Index). Mr. Kelly holds a B.S. in Finance, summa cum laude, and a minor in Law & Economics, from the W.P. Carey School of Business, and Barrett, The Honors College at Arizona State University.

Kevin Simpson (CWP). Mr. Simpson has been the Chief Executive Officer of Capital Wealth Planning, LLC since establishing the firm in 2005. Mr. Simpson has been investing in options since he began his career at W.H. Newbold’s Son & Co. in 1992. After his time at W.H. Newbold’s Son & Co, Mr. Simpson spent 7 years with Wheat First Butcher Singer (subsequently Wells Fargo) where he helped institutions and high-net worth individuals plan and achieve their financial goals through option-centered strategies. Following his time at Wheat First Butcher Singer, Mr. Simpson spent several years at Sterling Financial before establishing Capital Wealth Planning. Mr. Simpson is a graduate of The George Washington University with a major in Finance.

Matt Westfall, CFA (Cerity). Mr. Westfall is a Partner at Cerity. He joined Cerity in 2010. He has a B.S./B.A. in Finance and Marketing from Ohio State University and earned his Chartered Financial Analyst® designation from the CFA Institute. Mr. Westfall has previous experience in investment banking developing research.

Michael Venuto (Tidal). Mr. Venuto is the Chief Investment Officer and a Portfolio Manager at Tidal. Mr. Venuto co-founded Toroso in 2012. Mr. Venuto is also currently a Managing Director of Tidal Growth Consultants. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Qiao Duan (Tidal). Ms. Duan is a Vice President of Portfolio Management and Trading at Tidal, and focuses on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Ryan Keunho Kim (Samsung). Mr. Kim is a Senior Equity Portfolio Manager at Samsung Asset Management New York, where he leads the firm’s equity strategies, including fundamental active management, options trading, and quantitative modeling. With deep expertise in global equity markets, he blends his knowledge of fundamental research, quantitative methods, and data science to generate actionable insights for equity investments. Prior to rejoining Samsung in New York in 2024, Mr. Kim spent two years at Bloomberg as an Equity Market Specialist, where he provided expert consultation to top hedge funds and wealth managers across the United States. Mr. Kim holds an MBA from The University of Texas at Austin and a Master of Data Science from U.C. Berkeley and received his bachelor’s degree in Mechanical Engineering from Korea University.

Ryland Matthews, CFA (CWP). Mr. Matthews is a Portfolio Manager at Capital Wealth Planning, LLC with responsibility over trade execution, analytics, and reconciliation. He has 7 years’ experience in quantitative and rules-based trading. Prior to joining CWP, Mr. Matthews worked as a trader for a systematic commodity pool in Windermere, Florida, where he was responsible for trade execution and modeling. Mr. Matthews attended the University of Florida where he obtained a B.S. degree in Finance. Mr. Matthews is also a CFA charter holder.

Timothy J. Seymour (Seymour). Mr. Seymour is the Chief Investment Officer at Seymour Asset Management LLC. Mr. Seymour has over 24 years of investment experience as a portfolio manager, allocator, and capital markets professional across multiple asset classes. Mr. Seymour has been an early-stage investor in the cannabis industry and serves as a board member or in an advisory role for several private cannabis companies. Mr. Seymour is also a Senior Consultant to the JWAM Growth Fund, a cannabis hedge fund. In addition, Mr. Seymour is a frequent and long-time contributor on CNBC, including over a decade of appearances on the show “Fast Money.” Mr. Seymour is the founder and Chief Investment Officer of Seymour Asset Management (“SAM”). SAM provides both asset management and wealth management services for its clients, including direct investment and allocation to private equity and alternative assets. Prior to SAM, Mr. Seymour was the Chief Investment Officer and cofounder of Triogem Asset Management (“Triogem”), where he helped run the firm’s flagship fund, a long/short fund with an emphasis on global emerging markets.

Woongmin Greg Chun (Samsung). Mr. Chun is a Portfolio Manager at Samsung and is responsible for all aspects of portfolio management at Samsung Asset Management, New York. This includes portfolio strategy, credit research, strategy execution of U.S. dollar portfolios, and business development. Mr. Chun joined Samsung Asset Management (New York) Inc. (formerly known as Samsung Life Investment America) in 2009 as a Credit Analyst, and has extensive experience in managing U.S. dollar assets. Mr. Chun received a B.A. in Economics from University of Michigan, Ann Arbor.

Yunjae Hwang (Samsung). Mr. Hwang is a Portfolio Manager at Samsung and has extensive experience in fixed income markets and trading. His expertise encompasses various aspects of fixed income investments, including both investment-grade and high-yield corporate bonds, corporate and infrastructure private debt funds, collateralized loan obligations (CLOs), and investment-grade private placements. Prior to his role at Samsung Asset Management (New York), Inc,, Mr. Hwang managed the U.S. Credit fund for Kyobo Life Insurance. His educational background includes a Bachelor of Science (B.S.) degree in Finance from Sogang University.

Compensation

Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Penserra. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in Penserra. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Ms. Johanson receives from Penserra a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Ms. Johanson’s compensation is based on the performance and profitability of Penserra and her individual performance with respect to following a structured investment process.

Messrs. Venuto, Ragauss and Weiskopf, and Ms. Duan are each compensated by Tidal with a fixed salary and discretionary bonus based on the financial performance and profitability of Tidal and not based on the performance of the Funds for which each acts as portfolio manager. Each is also eligible for deferred compensation.

Messrs. Cupkovic, Chhachhi and Westfall are compensated by Cerity with a fixed salary and discretionary bonus based on the financial performance and profitability of Cerity and not based on the performance of the Funds for which each acts as portfolio manager.

Messrs. Simpson, Smith and Matthews are compensated by CWP. Mr. Simpson’s, Mr. Smith’s and Mr. Matthew’s compensation includes a salary and discretionary bonus based on the profitability of CWP.

Mr. Seymour is compensated by Seymour. Mr. Seymour’s compensation includes a salary and discretionary bonus. No compensation is directly related to the performance of the underlying assets.

Messrs. Kelly and O’Donnell are compensated by Kelly Intelligence with a fixed salary and discretionary bonus based on the financial performance and profitability of Kelly Intelligence and not based on the performance of the Funds for which each acts as portfolio manager.

Messers. Hwang, Chun, Richert, Kim, and Park are compensated by Samsung with a fixed salary and discretionary bonus based on the financial performance and profitability of Samsung and not based on the performance of the Funds for which each acts as portfolio manager.

Mr. Faber is compensated by Curi with a fixed salary and discretionary bonus based on the financial performance and profitability of Curi and not based on the performance of the Fund for which he acts as portfolio manager.

Ownership of Fund Securities

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers for the Funds for which each acted as portfolio manager as of September 30, 2025:

AIEQ

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

MJ

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0
Timothy J. Seymour	$0

BITY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Kelly	$0
Gerry O’Donnell	$0

BAGY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Kelly	$0
Gerry O’Donnell	$0

SWAN

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Michael Venuto	$0
Dan Cupkovic	$0
Indu Chhachhi	$0
Matt Westfall	$1 – $10,000

ISWN

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Michael Venuto	$0
Dan Cupkovic	$0
Indu Chhachhi	$0
Matt Westfall	$1 – $10,000

BLOK

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Michael Venuto	$10,001 – $50,000
Daniel Weiskopf	$10,001 – $50,000

AIVC

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

TLTP

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Yunjae Hwang	$0
Woongmin Greg Chun	$0
Evan Richert	$0

ITEQ

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

COWS

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Kelly	$0
Gerry O’Donnell	$0

HCOW

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Kelly	$0
Gerry O’Donnell	$0

DIVO

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Simpson	$10,001 – $50,000
Josh Smith	$1 – $10,000

QDVO

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Simpson	$10,001 – $50,000
Josh Smith	$1 – $10,000

IDVO

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Kevin Simpson	$10,001 – $50,000
Josh Smith	$1 – $10,000
Ryland Matthews	$0
Timothy J. Seymour	$1 – $10,000

HACK

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

IPAY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

ETHO

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

YYY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

SILJ

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

BATT

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Michael Venuto	$0

IBUY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

SOFR

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Yunjae Hwang	$0
Woongmin Greg Chun	$0
Evan Richert	$0

USNG

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Ryan Keunho Kim	$0
Junwoo Park	$0

CNBS

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy J. Seymour	$1 – $10,000
Charles A. Ragauss	$0
Michael Venuto	$0

SLJY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

SMAP

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0
Christoper C. Faber	$10,001 – $50,000

AWAY

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles A. Ragauss	$0
Qiao Duan	$0

GAMR

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

THNR

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dustin Lewellyn	$0
Ernesto Tong	$0
Christine Johanson	$0

Accounts Managed by the Portfolio Managers

In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of September 30, 2025.

Portfolio Managers	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ assets)
Timothy J. Seymour	3 ($698 million)	0 ($0)	0 ($0)
Dan Cupkovic (Cerity)	0 ($0)	0 ($0)	0 ($0)
Dr. Indu Chhachhi (Cerity)	0 ($0)	0 ($0)	0 ($0)
Matt Westfall (Cerity)	0 ($0)	0 ($0)	0 ($0)
Dustin Lewellyn (Penserra)	27 ($6.504 billion)	0 ($0)	0 ($0)
Ernesto Tong (Penserra)	27 ($6.504 billion)	0 ($0)	0 ($0)
Christine Johanson (Penserra)	27 ($6.504 billion)	0 ($0)	0 ($0)
Kevin Simpson (CWP)	3 ($5.975 billion)	0 ($0)	13,537 (9.420 billion)
Josh Smith (CWP)	3 ($5.975 billion)	0 ($0)	13,537 (9.420 billion)
Ryland Matthews (CWP)	3 ($5.975 billion)	0 ($0)	13,537 (9.420 billion)
Charles A. Ragauss (Tidal)	104 ($22 million)	0 ($0)	0 ($0)
Michael Venuto (Tidal)	68 ($17 million)	0 ($0)	183 ($125 million)
Daniel Weiskopf (Tidal)	9 ($1.8 million)	0 ($0)	20 ($18 million)
Qiao Duan (Tidal)	121 ($23 million)	0 ($0)	0 ($0)
Kevin Kelly (Kelly)	6 ($73 million)	0 ($0)	0 ($0)
Gerry O'Donnell (Kelly)	6 ($73 million)	0 ($0)	0 ($0)
Yunjae Hwang (Samsung)	2 ($287 million)	2 ($294 million)	0 ($0)
Woongmin Greg Chun (Samsung)	2 ($287 million)	8 ($696 million)	0 ($0)
Evan Richert (Samsung)	2 ($287 million)	2 ($6.3 billion)	0 ($0)
Ryan Keunho Kim (Samsung)	1 ($4 million)	5 ($499 million)	0 ($0)
Junwoo Park (Samsung)	1 ($4 million)	5 ($499 million)	0 ($0)
Christopher C. Faber (Curi)	2 ($205 million)	0 ($0)	0 ($0)

Conflicts

The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund and/or other accounts. In approving the Investment Advisory Agreements and respective Sub-Advisory Agreements, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of each Fund and that the Adviser and Sub-Advisers seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for each Fund, the applicable Sub-Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for a Fund and other accounts, orders are placed at the same time. Each Sub-Adviser uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. Each Sub-Adviser generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Fund Administration

General Information

The administrator, fund accountant and transfer agent for the Funds is U.S. Bancorp Fund Services, LLC (“USBFS”,“Administrator”, “Fund Accountant” or “Transfer Agent”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Administration Agreement

Pursuant to the fund administration servicing agreement with the Trust (“Administration Agreement”), USBFS provides all administrative services necessary for the Funds, other than those provided by Amplify Investments, subject to the supervision of the Board of Trustees. USBFS employees generally will not be officers of the Funds for which they provide services.

The Administration Agreement is terminable by the Board or Amplify Investments on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement initially remains in effect for three years from the date of its initial approval, unless amended, and its continued renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the USBFS’ refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBFS, USBFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds’ custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing each Fund’s tax returns, and preparing reports to each Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Funds; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (vii) preparing notices and agendas for meetings of the Funds’ Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement

Pursuant to the fund accounting servicing agreement with the Trust (the “Fund Accounting Agreement”), USBFS provides the Funds with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and Amplify Investments.

Compensation

For the administrative and fund accounting services rendered to the Funds by USBFS, USBFS is paid an annual fee based on the average net assets of the Funds, subject to a minimum annual fee. For all of the Funds except CNBS, pursuant to each Fund’s unitary management fee structure, Amplify Investments is responsible for paying for the services provided by USBFS. The Funds, except CNBS, do not directly pay USBFS. CNBS does not utilize a unitary fee arrangement and therefore pays USBFS for administrative and fund accounting services an annual fee based on its net assets, subject to a minimum annual fee. The below table sets forth the fees paid by CNBS to USBFS for the specified periods.

Fund Administration and Accounting Fees

Fiscal Period/Year Ended	Fund Administration and Accounting Fees Paid
October 31, 2022	$45,211
October 31, 2023	$49,139
September 30, 2024	$57,116
September 30, 2025	$51,151

Transfer and Dividend Agent

USBFS acts as the Funds’ transfer and dividend agent. The Funds, except CNBS, do not pay any fees to USBFS as Amplify Investments have assumed responsibility for payment of these fees as part of the unitary management fee. CNBS pays USBFS for its services as its transfer and dividend agent.

Custodian

U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) for each Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Fund (the “Custodian Agreement”), it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

Securities Lending Agent

The Funds may participate in securities lending arrangements whereby a Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Funds’ securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Funds’ securities lending program. The following table sets forth information regarding the Funds’ securities lending activities during the fiscal year ended September 30, 2025.

	Amplify AI Powered Equity ETF	Amplify Alternative Harvest ETF	Amplify BlackSwan Growth & Treasury Core ETF
Gross income from securities lending activities	$7,496	$2,168,443	$—
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(54)	(213,132)	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(226)	(51,154)	—
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(6,913)	(696,401)	—
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(7,193)	$(960,687)	$—
Net income from securities lending activities	$303	$1,207,756	$—

	Amplify BlackSwan ISWN ETF	Amplify Bitcoin 2% Monthly Option Income ETF	Amplify Bloomberg AI Value Chain ETF
Gross income from securities lending activities	$—	$—	$3,003
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	—	—	(19)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—	(94)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	—	—	(2,781)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$—	$—	$(2,894)
Net income from securities lending activities	$—	$—	$109
	Amplify BlueStar Israel Technology ETF	Amplify Cash Flow Dividend Leaders ETF	Amplify CWP Enhanced Dividend Income ETF
Gross income from securities lending activities	$235,903	$4,458	$330,203
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(12,363)	(35)	(5,744)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(6,225)	(140)	(10,510)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(147,248)	(4,084)	(281,401)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(165,836)	$(4,259)	$(297,655)
Net income from securities lending activities	$70,067	$199	$32,548
	Amplify CWP Growth & Income ETF	Amplify CWP International Enhanced Dividend Income ETF	Amplify Cybersecurity ETF
Gross income from securities lending activities	$1,686	$832,881	$3,292,991
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(169)	(37,832)	(13,815)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(32)	(24,176)	(21,731)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(526)	(553,793)	(3,179,172)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(727)	$(615,801)	$(3,214,718)
Net income from securities lending activities	$959	$217,080	$78,273

	Amplify Digital Payments ETF	Amplify Etho Climate Leadership U.S. ETF	Amplify CEF High Income ETF
Gross income from securities lending activities	$384,085	$174,299	$738,977
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(11,988)	(14,761)	(76,027)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(11,739)	(3,297)	(17,410)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(292,435)	(72,594)	(214,699)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(316,162)	$(90,652)	$(308,136)
Net income from securities lending activities	$67,923	$83,647	$430,841
	Amplify Junior Silver Miners ETF	Amplify Lithium & Battery Technology ETF	Amplify Bitcoin Max Income Covered Call ETF
Gross income from securities lending activities	$878,418	$842,679	$—
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(42,958)	(90,938)	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(24,368)	(12,293)	—
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(567,668)	(224,107)	—
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(634,994)	$(327,338)	—
Net income from securities lending activities	$243,424	$515,341	—
	Amplify Online Retail ETF	Amplify Samsung SOFR ETF	Amplify Seymour Cannabis ETF
Gross income from securities lending activities	$452,894	$—	$89,314
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(31,697)	—	(6,505)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(10,687)	—	(2,021)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(230,888)	—	(43,922)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(273,272)	$—	$(52,448)
Net income from securities lending activities	$179,622	$—	$36,866

	Amplify Samsung U.S. Natural Gas Infrastructure ETF	Amplify Blockchain Technology ETF	Amplify Travel Tech ETF
Gross income from securities lending activities	$2,196	$7,402,123	$774
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(251)	(462,541)	(87)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(44)	(187,141)	(20)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(480)	(4,131,403)	(173)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(775)	$(4,781,085)	$(280)
Net income from securities lending activities	$1,421	$2,621,038	$494
	Amplify Weight Loss Drug & Treatment ETF	Amplify SILJ Covered Call ETF	Amplify Small-Mid Cap Equity ETF
Gross income from securities lending activities	$2,204	$—	$183
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(42)	—	(12)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(70)	—	(5)
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(1,854)	—	(97)
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(1,966)	$—	$(114)
Net income from securities lending activities	$238	$—	$69
	Amplify Video Game Leaders ETF	Amplify COWS Covered Call ETF	Amplify TLT U.S. Treasury 12% Option Income ETF
Gross income from securities lending activities	$5,181	$—	$—
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	(27)	—	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	(152)	—	—
Administrative fees not included in revenue split	—	—	—
Indemnification fee not included in revenue split	—	—	—
Rebate (paid to borrower)	(4,849)	—	—
Other fees not included in revenue split (specify)	—	—	—
Aggregate fees/compensation for securities lending activities	$(5,028)	$—	$—
Net income from securities lending activities	$153	$—	$—

Distributor

General

Foreside Fund Services, LLC (the “Distributor”) serves as distributor and principal underwriter of the Creation Units of the Funds. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.”

Amplify Investments may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Amplify Investments’ available resources to make these payments include profits from advisory fees received from the Funds. The services Amplify Investments may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Since the inception of the Funds, there have been no underwriting commissions with respect to the sale of Fund shares, and the Distributor did not receive compensation on redemptions for the Fund for that period.

12b-1 Plan

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. Each Fund does not currently pay, and each Fund has no current intention to pay, 12b-1 fees.

However, in the event 12b-1 fees are charged in the future, under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Aggregations

Shares of a Fund in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of a Fund’s shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Exchanges

The only relationship that either Exchange has with Amplify Investments or the Distributor of the Funds in connection with the Funds is that each Exchange lists the shares of each Fund pursuant to its listing agreement with the Trust. The Exchanges are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. The Exchanges have no obligation or liability in connection with the administration, marketing or trading of the Funds.

Brokerage Allocations

General

The Sub-Advisers are responsible for decisions to buy and sell securities for its respective Fund and for the placement of such Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. Penserra is responsible for the execution of trades for the Funds for which it serves as Sub-Adviser (AIVC, BITY, BAGY, COWS, DIVO, GAMR, QDVO, IDVO, HACK, HCOW, IPAY, YYY, IBUY, SMAP and THNR). Tidal is responsible for the execution of trades for the Funds for which it serves as Sub-Adviser (AIEQ, MJ, SWAN, ISWN, ITEQ, ETHO, SILJ, SLJY, BATT, CNBS, BLOK, and AWAY). Samsung is responsible for the execution of trades for the Funds for which it serves as Sub-Advisers (USNG, TLTP and SOFR). It is the policy of Amplify Investments to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Amplify Investments and its clients. The best price to each Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Advisers consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” Amplify Investments has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Sub-Advisers may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if such Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to such Sub-Adviser or the Trust. In addition, the Sub-Adviser must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreements provide that such higher commissions will not be paid by the Funds unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to Amplify Investments under the Investment Management Agreements would not be reduced as a result of receipt by Amplify Investments of research services.

The applicable Sub-Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which a Fund effects securities transactions may be used by such Sub-Adviser in servicing all of its accounts; not all of such services may be used by such Sub-Adviser in connection with the Fund. The Sub-Advisers each believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, each Sub-Adviser believes such costs to the applicable Fund will not be disproportionate to the benefits received by such Fund on a continuing basis. Each applicable Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the applicable Sub-Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Brokerage Commissions

The following tables set forth the amount each Fund paid in brokerage commissions for the specified periods.

Fund	Fiscal Year Ended September 30, 2023(1)	Fiscal Year Ended October 31, 2023	Fiscal Period/Year Ended September 30, 2024	Fiscal Period/Year Ended September 30, 2025
Amplify AI Powered Equity ETF	$1,626,704	N/A	$487,489	$186,022
Amplify Alternative Harvest ETF	$1,844,649	N/A	$971,549	$371,440
Amplify Bitcoin 2% Monthly Option Income ETF	N/A	N/A	N/A	$22,148
Amplify Bitcoin Max Income Covered Call ETF	N/A	N/A	N/A	$21,661
Amplify BlackSwan Growth & Treasury Core ETF	N/A	$14,393	$5,048	$8,682
Amplify BlackSwan ISWN ETF	N/A	$11,265	$5,570	$10,825
Amplify Blockchain Technology ETF	N/A	$448,591	$491,347	$670,215
Amplify Bloomberg AI Value Chain ETF	$6,058	N/A	$9,667	$26,289
Amplify TLT U.S. Treasury 12% Option Income ETF	N/A	N/A	N/A	$30,197
Amplify BlueStar Israel Technology ETF	$794,780	N/A	$23,074	$13,053
Amplify Cash Flow Dividend Leaders ETF(2)	N/A	$392	$6,786	$16,662
Amplify COWS Covered Call ETF	N/A	$0	$33	$46,199
Amplify CWP Enhanced Dividend Income ETF	N/A	$1,153,788	$1,009,286	$1,244,494
Amplify CWP Growth & Income ETF	N/A	N/A	$1,472	$73,042
Amplify CWP International Enhanced Dividend Income ETF	N/A	$39,159	$142,443	$274,302
Amplify Cybersecurity ETF	$106,333	N/A	$385,699	$390,704
Amplify Digital Payments ETF	$118,528	N/A	$117,097	$44,293
Amplify Etho Climate Leadership U.S. ETF	$65,356	N/A	$92,000	$50,696
Amplify CEF High Income ETF	N/A	$329,338	$1,052,814	$608,408
Amplify Junior Silver Miners ETF	$1,664,268	N/A	$1,039,959	$2,840,448
Amplify Lithium & Battery Technology ETF	N/A	$164,686	$202,979	$108,530
Amplify Online Retail ETF	N/A	$176,045	$70,924	$57,645
Amplify Samsung SOFR ETF	N/A	N/A	$0	$0
Amplify Samsung U.S. Natural Gas Infrastructure ETF	N/A	N/A	N/A	$88
Amplify Seymour Cannabis ETF	N/A	$68,298	$37,293	$73,768
Amplify SILJ Covered Call ETF	N/A	N/A	N/A	$6,261
Amplify Small-Mid Cap Equity ETF	N/A	N/A	N/A	$104
Amplify Travel Tech ETF	$152,770	N/A	$58,171	$33,104
Amplify Video Game Leaders ETF	$25,551	N/A	$25,444	$40,308
Amplify Weight Loss Drug & Treatment ETF	N/A	N/A	$815	$1,552

Affiliated Brokers’ Commissions

The below sets forth information regarding brokerage commissions paid by each Fund to affiliated brokers for the specified periods.

AIEQ

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, AIEQ did not pay any commissions to any affiliated brokers.

MJ

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, MJ did not pay any commissions to any affiliated brokers.

BITY

For the fiscal period ended September 30, 2025, BITY did not pay any commissions to any affiliated brokers.

BAGY

For the fiscal period ended September 30, 2025, BAGY did not pay any commissions to any affiliated brokers.

SWAN

For the fiscal years ended October 31, 2022 and October 31, 2023, the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, SWAN did not pay any commissions to any affiliated brokers.

ISWN

For the fiscal years ended October 31, 2022 and October 31, 2023, the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, ISWN did not pay any commissions to any affiliated brokers.

AIVC

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, AIVC did not pay any commissions to any affiliated brokers.

TLTP

For the fiscal period ended September 30, 2025, TLTP did not pay any commissions to any affiliated brokers.

ITEQ

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, ITEQ did not pay any commissions to any affiliated brokers.

COWS

For the fiscal periods ended October 31, 2023 and September 30, 2024 and fiscal year ended September 30, 2025, COWS did not pay any commissions to any affiliated brokers.

HCOW

For the fiscal periods ended September 30, 2024 and October 31, 2023 and fiscal year ended September 30, 2025, HCOW did not pay any commissions to any affiliated brokers.

DIVO

For the fiscal year ended October 31, 2023, the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, DIVO did not pay any commissions to any affiliated brokers.

QDVO

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, QDVO did not pay any commissions to any affiliated brokers.

HACK

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, HACK did not pay any commissions to any affiliated brokers.

IPAY

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, IPAY did not pay any commissions to any affiliated brokers.

ETHO

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, ETHO did not pay any commissions to any affiliated brokers.

YYY

For the fiscal years ended October 31, 2022 and October 31, 2023, the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, YYY did not pay any commissions to any affiliated brokers.

SILJ

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, SILJ did not pay any commissions to any affiliated brokers.

BATT

For the fiscal years ended October 31, 2022 and October 31, 2023, the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, BATT did not pay any commissions to any affiliated brokers.

IBUY

For the fiscal years ended October 31, 2022 and October 31, 2023, the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, IBUY did not pay any commissions to any affiliated brokers.

SOFR

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, SOFR did not pay any commissions to any affiliated brokers.

USNG

For the fiscal period ended September 30, 2025, USNG did not pay any commissions to any affiliated brokers.

CNBS

For the fiscal years ended October 31, 2022 and October 31, 2023, the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, CNBS did not pay any commissions to any affiliated brokers.

BLOK

For the fiscal years ended October 31, 2022 and October 31, 2023, the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, BLOK did not pay any commissions to any affiliated brokers.

SLJY

For the fiscal period ended September 30, 2025, SLJY did not pay any commissions to any affiliated brokers.

SMAP

For the fiscal period ended September 30, 2025, SMAP did not pay any commissions to any affiliated brokers.

AWAY

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, AWAY did not pay any commissions to any affiliated brokers.

GAMR

For the fiscal years ended September 30, 2023, September 30, 2024 and September 30, 2025, GAMR did not pay any commissions to any affiliated brokers.

THNR

For the fiscal period ended September 30, 2024 and fiscal year ended September 30, 2025, THNR did not pay any commissions to any affiliated brokers.

Research Services

During the fiscal periods/years ended October 31, 2023, September 30, 2024 and September 30, 2025, as applicable, the Funds did not pay commissions to brokers in return for research services.

Additional Information

Book Entry Only System

The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares

Shares of each Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of a Fund’s shares shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of such Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). Each Fund’s current portfolio holdings are also available on a daily basis at amplifyetfs.com. The Trust, Amplify Investments and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule

The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at sec.gov. The Funds’ Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling 1-855-267-3837 or by writing to Amplify ETF Trust, 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532.

Codes of Ethics

In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, Amplify Investments, the Sub-Advisers and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.

The Board has delegated to Amplify Investments the proxy voting responsibilities for the Funds and has directed Amplify Investments to vote proxies consistent with a Fund’s best interests. In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Amplify Investments through Egan-Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to Amplify Investments through ProxyEdge include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge also maintains proxy voting records and provides Amplify Investments with reports that reflect the proxy voting activities of client portfolios.

The fundamental guideline followed by Amplify Investments in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the Egan-Jones Proxy Voting Principles and Guidelines set forth in Exhibit A.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at amplifyetfs.com, by calling 1-855-267-3837 or by accessing the SEC’s website at sec.gov.

Creation and Redemption of Creation Units

General

ETFs, such as the Funds, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets

Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

Each Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

A “custom basket” includes two categories of baskets under Rule 6c-11: (i) baskets containing a non-representative selection of an ETF’s portfolio holdings; and (ii) if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. Baskets containing a non-representative selection of an ETF’s portfolio holdings include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Separately, if an ETF exchanges a basket that reflects a representative sampling that differs from the initial basket used on such Business Day, that basket (and any such subsequent baskets) would constitute a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency, improve trading and help an ETF avoid adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by a fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process. Prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), each Fund publishes this information for the day (subject to correction of any errors) and is made available through the NSCC to effectuate creations or redemptions of Creation Units of a Fund until the next list is announced on the next Business Day.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. At its discretion, a Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments (as defined below) and Cash Component (as defined below. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the end of the Order Window. Order for Creation Units that are effected outside of the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The delivery of Creation Units created through the Clearing Process will ocurr no later than the first Business Day following the Transmittal Date (T+1). However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is, the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. For certain Funds, orders to purchase Shares directly from such Fund(s) on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:00 p.m. Eastern time and 5:00 p.m. Eastern time on the prior Business Day and in the manner set forth in the participant agreement and/or applicable order form. Such order window is referred to as a “T-1” order window. For such Future Dated Trades, the Transmittal Date will be the Business Day following the date that the order is submitted. For example, to place an order for such a Fund to receive the NAV of the Fund calculated on a Wednesday, the order would need to be submitted as a Future Dated Trade between 4:00 p.m. Eastern time and 5:00 p.m. Eastern time on the preceding Tuesday.

A “Deposit Instrument” (an in-kind deposit of a designated portfolio of securities and other instruments) must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities, if applicable, must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement.

Beneficial Owners of a Fund’s shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through such Fund. The Funds will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of a Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

In connection with taking delivery of shares of non-U.S. Fund Securities, if applicable, upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds’ transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 102% (105% for international securities), which Amplify Investments may change from time to time, of the value of the missing shares.

Purchase and Issuance of Creation Units

The consideration for purchase of a Creation Unit of shares of each Fund generally consists of Deposit Instruments and an amount of cash computed as described below (the “Cash Component” sometimes also referred to as the “Balancing Amount”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments

A Creation Unit will generally not be issued until the transfer of good title to the applicable Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as discussed below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 102% (105% for international securities) which Amplify Investments may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m. (or 1:00 p.m. for certain Funds), Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Funds to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the applicable Fund of purchasing such securities and the value of the collateral.

Delivery of Redemption Proceeds

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Creation and Redemption Orders Outside the Clearing Process

As described above, the Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Submission Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m. (or 1:00 p.m. for certain Funds), Eastern Time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor during the Order Window on the Submission Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m. (or 1:00 p.m. for certain Funds), respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the first Business Day following the Transmittal Date (T+1).

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the Transmittal Date in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 102% (105% for international securities) of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Submission Date provided that the order is placed in proper form during the Order Window on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, on the Business Day following the Transmittal Date. If the order is not placed in proper form during the Order Window on the Submission Date or federal funds in the appropriate amount are not received by 11:00 a.m. on the Business Day following the Transmittal Date, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102% (105% for international securities) of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Instruments are not received by 1:00 p.m., Eastern Time, on the second Business Day following the Transmittal Date or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. Authorized Participants will be liable to the Trust for the costs incurred by the Trust In connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the applicable Fund so created will occur no later than the second Business Day following the Transmittal Date. However, as discussed in the section below, such Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the Transmittal Date to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator during the Order Window on the Submission Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the applicable Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m. (or 1:00 p.m. for certain Funds), respectively, Eastern Time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within two Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to such Fund’s established evaluation procedures computed on the Transmittal Date. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, and the requisite number of shares of such Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, but either (1) the requisite number of shares of such Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Submission Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of such Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of such Fund next determined on the Transmittal Date (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of shares of a Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for a Fund.

Creation Transaction Fees

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. The creation transaction fee charged by each Fund in connection with purchases of Creation Units is detailed below. The creation transaction fee listed below for each Fund is current as of the date of this SAI and is subject to change. In addition to this fee, each Fund may also charge up to a 2% variable fee on the creation of Creation Units.

Creation Transaction Fee

Fund	Fee
Amplify AI Powered Equity ETF	$300
Amplify Alternative Harvest ETF	$500
Amplify Bitcoin 2% Monthly Option Income ETF	$300
Amplify Bitcoin Max Income Covered Call ETF	$300
Amplify BlackSwan Growth & Treasury Core ETF	$300
Amplify BlackSwan ISWN ETF	$300
Amplify Blockchain Technology ETF	$500
Amplify Bloomberg AI Value Chain ETF	$500
Amplify TLT U.S. Treasury 12% Option Income ETF	$300

Fund	Fee
Amplify BlueStar Israel Technology ETF	$500
Amplify Cash Flow Dividend Leaders ETF	$300
Amplify CEF High Income ETF	$500
Amplify COWS Covered Call ETF	$300
Amplify CWP Enhanced Dividend Income ETF	$500
Amplify CWP Growth & Income ETF	$300
Amplify CWP International Enhanced Dividend Income ETF	$300
Amplify Cybersecurity ETF	$500
Amplify Digital Payments ETF	$300
Amplify Etho Climate Leadership U.S. ETF	$750
Amplify Junior Silver Miners ETF	$500
Amplify Lithium & Battery Technology ETF	$1,000
Amplify Online Retail ETF	$500
Amplify Samsung SOFR ETF	$300
Amplify Samsung U.S. Natural Gas Infrastructure ETF	$300
Amplify Seymour Cannabis ETF	$500
Amplify SILJ Covered Call ETF	$300
Amplify Small-Mid Cap Equity ETF	$300
Amplify Travel Tech ETF	$500
Amplify Video Game Leaders ETF	$750
Amplify Weight Loss Drug & Treatment ETF	$300

Redemption Transaction Fees

Each Fund imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed. The redemption transaction fee charged in connection with redemptions of Creation Units for each Fund is detailed below. The redemption transaction fee listed below for each Fund is current as of the date of this SAI and is subject to change. In addition to this fee, each Fund may also charge up to a 2% variable fee on the redemption of Creation Units.

Redemption Transaction Fee

Fund	Fee
Amplify AI Powered Equity ETF	$300
Amplify Alternative Harvest ETF	$500
Amplify Bitcoin 2% Monthly Option Income ETF	$300
Amplify Bitcoin Max Income Covered Call ETF	$300
Amplify BlackSwan Growth & Treasury Core ETF	$300
Amplify BlackSwan ISWN ETF	$300
Amplify Blockchain Technology ETF	$500
Amplify Bloomberg AI Value Chain ETF	$500
Amplify TLT U.S. Treasury 12% Option Income ETF	$300
Amplify BlueStar Israel Technology ETF	$500
Amplify Cash Flow Dividend Leaders ETF	$300
Amplify CEF High Income ETF	$500
Amplify COWS Covered Call ETF	$300
Amplify CWP Enhanced Dividend Income ETF	$500
Amplify CWP Growth & Income ETF	$300
Amplify CWP International Enhanced Dividend Income ETF	$300

Fund	Fee
Amplify Cybersecurity ETF	$500
Amplify Digital Payments ETF	$300
Amplify Etho Climate Leadership U.S. ETF	$750
Amplify Junior Silver Miners ETF	$500
Amplify Lithium & Battery Technology ETF	$1,000
Amplify Online Retail ETF	$500
Amplify Samsung SOFR ETF	$300
Amplify Samsung U.S. Natural Gas Infrastructure ETF	$300
Amplify Seymour Cannabis ETF	$500
Amplify SILJ Covered Call ETF	$300
Amplify Small-Mid Cap Equity ETF	$300
Amplify Travel Tech ETF	$500
Amplify Video Game Leaders ETF	$750
Amplify Weight Loss Drug & Treatment ETF	$300

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. A Fund will accept all orders for Creation Units that are in good order. Circumstances under which a Fund may not accept a creation order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of a Fund, be unlawful; or (v) there exist circumstances outside the control of a Fund that make it impossible to process orders of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, a Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Regular Holidays

Each Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among foreign. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of a Fund to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent a Fund from delivering securities within the normal settlement period.

The longest redemption cycle for each Fund is a function of the longest redemption cycle among the countries whose securities comprise such Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for a Fund in certain circumstances. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver the redemption proceeds in any given year is not expected to exceed 14 days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel may not have been asked to review, and may not have reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to continue to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the applicable Fund.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, such Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends that qualify as “exempt-interest dividends” generally are excluded from gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the alternative minimum tax on individuals and may have other tax consequences (e.g., they may affect the amount of a shareholder’s social security benefits that are taxed). For tax years beginning after December 31, 2022, exempt-interest dividends may affect the corporate alternative minimum tax for certain corporations. Other dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as each Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by each Fund itself. The presence of covered call options in the portfolio may reduce the amount of dividends that are eligible for capital gains rates. In addition, dividends received by a Fund from REITs are qualifying dividends eligible for this lower tax rate only in certain circumstances.

Each Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by a Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.

Income from the Funds may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from a Fund are generally not included in net investment income for purposes of this tax.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be reported by such Fund as being eligible for the dividends received deduction. The presence of covered call options in the portfolio may reduce the amount of dividends that are treated as qualifying dividends.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares. The presence of covered call options in the portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to shareholders to defer recognition of capital gain if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be disallowed to the extent of the exempt-interest dividends the shareholder received, except in the case of a regular dividend paid by a Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Options

The Options included in the SWAN portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Such treatment would cause such Fund to have taxable income without receiving cash. In order to maintain its RIC qualification, such Fund must distribute at least 90% of its income annually. Depending upon the circumstances, some assets may need to be sold to fund the required distributions. This process of recognizing deemed income and selling assets to fund distributions may accelerate the time at which shareholders receive cash but may reduce the overall return on funds employed. However, the Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.

Nature of Fund Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause such Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer such Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Non-U.S. Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Funds will not be able to pass through to its shareholders any credit or deduction for such taxes. The Funds may be able to make an election that could ameliorate these adverse tax consequences. In this case, such Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by such Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by such Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforward

As of September 30, 2025, for federal income tax purposes, each Fund had capital loss carryforwards available to offset future capital gains as indicated in the table below.

Fund	Short-Term	Long-Term	Expires
Amplify AI Powered Equity ETF	$24,462,817	$0	Unlimited
Amplify Alternative Harvest ETF	$453,188,151	$1,431,641,384	Unlimited
Amplify Bitcoin 2% Monthly Option Income ETF	$0	$0	Unlimited
Amplify Bitcoin Max Income Covered Call ETF	$141,166	$0	Unlimited
Amplify BlackSwan Growth & Treasury Core ETF	$72,685,474	$5,241,207	Unlimited
Amplify BlackSwan ISWN ETF	$9,870,007	$1,296,530	Unlimited
Amplify Blockchain Technology ETF	$(69,177,977)	$(276,677,711)	Unlimited
Amplify Bloomberg AI Value Chain ETF	$1,500,237	$14,305,286	Unlimited
Amplify TLT U.S. Treasury 12% Option Income ETF	$0	$0	Unlimited
Amplify BlueStar Israel Technology ETF	$11,630,622	$30,307,285	Unlimited
Amplify Cash Flow Dividend Leaders ETF	$1,027,226	$344,262	Unlimited
Amplify COWS Covered Call ETF	$89,920	$0	Unlimited
Amplify CWP Enhanced Dividend Income ETF	$0	$0	Unlimited
Amplify CWP Growth & Income ETF	$0	$1,495,024	Unlimited
Amplify CWP International Enhanced Dividend Income ETF	$0	$0	Unlimited
Amplify Cybersecurity ETF	$153,067,477	$175,470,069	Unlimited
Amplify Digital Payments ETF	$68,849,765	$230,763,612	Unlimited
Amplify Etho Climate Leadership U.S. ETF	$12,419,925	$21,818,250	Unlimited
Amplify CEF High Income ETF	$24,974,897	$62,672,881	Unlimited
Amplify Junior Silver Miners ETF	$201,597,322	$260,922,837	Unlimited
Amplify Lithium & Battery Technology ETF	$36,533,727	$75,444,823	Unlimited
Amplify Online Retail ETF	$120,973,344	$270,527,037	Unlimited
Amplify Samsung SOFR ETF	$0	$0	Unlimited
Amplify Samsung U.S. Natural Gas Infrastructure ETF	$1,995	$0	Unlimited
Amplify Seymour Cannabis ETF	$0	$65,567,427	Unlimited
Amplify SILJ Covered Call ETF	$0	$0	Unlimited
Amplify Small-Mid Cap Equity ETF	$26,369	$0	Unlimited
Amplify Travel Tech ETF	$57,948,007	$83,982,806	Unlimited
Amplify Video Game Leaders ETF	$14,703,292	$34,045,889	Unlimited
Amplify Weight Loss Drug & Treatment ETF	$172,336	$151,142	Unlimited

Other Taxation

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Net Asset Value.”

The per share net asset value of each Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or non-U.S. exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for such Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)  Common stocks and other equity securities listed on any national or non-U.S. exchange other than NASDAQ and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)  Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1)  Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

(2)  Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Amplify Investments as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Amplify Investments as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by Amplify Investments in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by other third parties (which, in turn, could result in a difference between a Fund’s performance and the performance of its respective index), or in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase shares of the Funds, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

Each Fund may suspend the right of redemption for such Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income of a Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of a Fund’s shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Counsel

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Funds’ independent registered public accounting firm. The firm audits each Fund’s financial statements and performs other related audit services. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Performance Information

To obtain a Fund’s most current performance information, please call (855) 267-3837 or visit the Funds’ website at www.amplifyetfs.com. From time to time, a Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The audited financial statements and notes thereto in each Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2025 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Where applicable, financial performance information prior to January 26, 2024 reflects the financial performance of a Predecessor ETFMG Fund. The Predecessor ETFMG Funds were reorganized into the respective Funds on January 29, 2024 and the respective Funds have adopted the prior performance and financial history of the Predecessor ETFMG Funds. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., each Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. A copy of the Annual Report for the fiscal year ended September 30, 2025 may be obtained upon request and without charge by writing or calling Amplify Investments at 3333 Warrenville Road, Suite 350, Lisle, Illinois 60532 or by calling 1-855-267-3837. Effective December 12, 2023, the Board of Trustees approved a change in fiscal year end for the Funds from October 31 to September 30.

Exhibit A — Proxy Voting Guidelines

Egan-Jones Proxy Voting Guidelines

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given Company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•        the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•        revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

•        corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•        Directors should be accountable to shareholders, and management should be accountable to directors.

•        Information on the Company supplied to shareholders should be transparent.

•        Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.   Director independence

It is our view that:

•        A two-thirds majority of the board should be comprised of independent directors.

•        Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

•        When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•        Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•        No director should serve as a consultant or service provider to the Company.

•        Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•        should not have been employed by the Company or an affiliate within the previous five years.

•        should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the Company as an executive officer.

•        should not be the founder of the Company.

•        should not be a director of the Company serving in an ex officio capacity.

•       should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis. Furthermore, a nominee whose tenure on the Board hasn’t reached 10 years by the date of the meeting or up to 90 days after and provided the Company discloses exact appointment date, will be exempted from this rule.

•       should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.

•        should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.

•        should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.

•        a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

•        a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

Alternate members of key committees will be subject to the same independence criteria as regular members.

B.    Board operating procedures

•        The board should adopt a written statement of its governance principles, and regularly re-evaluate them.

•        Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•        The independent directors should be provided access to professional advisers of their own choice, independent of management.

•        The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

•        Directors should have access to senior management through a designated liaison person.

•        The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.

C.   Requirements for individual directors

We recommend that:

•        The board should provide guidelines for directors serving on several Boards addressing competing commitments.

•        The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.   Shareholder rights

•        A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.

•        “Greenmail” should be prohibited.

•        Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

•        Directors should be elected annually.

•        The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•       Shareholders should have effective access to the director nomination process

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board Of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc..

WITHHOLD votes from nominees who:

•        are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

•        are inside directors and sit on the Audit, Compensation, or Nominating committees.

•        are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

•        are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.

•        attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•        ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•        ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•        fail to act on takeover offers where the majority of the shareholders have tendered their shares.

•        implement or renew a “dead-hand” or modified “dead-hand” poison pill.

•        sit on more than five other public boards.

•        serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.

•        serve as CEOs and hold more than one outside public directorship^.

•        serve as Chairmen of the Board and hold more than one outside public directorship^.

•        sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•        sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

^ CEO/CHAIRMAN over-boarding exemption

If CEO or Chairman of the Company holds more than one other public company directorship, but one of these companies is a SPAC, he/she will be exempted from the Egan-Jones over-boarding rule.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable result on the Egan-Jones Compensation Score.*

*Recommendation is based on available data and subject to the analysts’ discretion to override in cases when a nominee has served as a member of the Compensation Committee for less than 6 months.

WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an AGAINST recommendation from Egan-Jones.

WITHHOLD votes from Chairman of the Board in cases when the Company obtains the lowest score of Needs Attention on the Cyber Security Risk Score.**

**Recommendation is based on available data and subject to the analysts’ discretion to override in cases when the Chairman has served in this capacity for less than 6 months.

WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.***

***Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.

WITHHOLD votes from Chairman of the Nominating Committee when there are no women, ethnically or racially diverse directors on the Board.

WITHHOLD from the Board Chair if the company or its board adopted a classified board structure or supermajority vote requirements to amend the bylaws or charter.

Board Accountability

Case-by-case basis for the following:

•        Evidence or belief of failure of the board to properly account and prepare for risk (i.e. carbon or cyber issues)

•        A low board score, coupled with poor performance

•        Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of the Company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Egan-Jones strongly encourages diversity and Board turnover without embracing the controversial and problematic approach of term limits or a retirement age. As long as a director nominee, whose tenure exceeds 10 years, is not a member of a key committee we will not recommend a vote to withhold from the nominee.

Retirement Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees.

AGAINST management and shareholder proposals that request placing age limit for a person to be elected or appointed as a director.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR proposals authorizing exculpation of officers only in connection with direct claims brought by stockholders, including class actions, but without eliminating monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

FOR management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the Company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions. FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

AGAINST shareholder proposals requesting a report of climate lobbying.

AGAINST shareholder proposal requesting a third party review and report on lobbying activities alignment with position on universal health coverage.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target Company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Universal Proxy Card in a Contested Election

FOR proposals requesting that the Company require the use of a universal proxy card in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

•        Auditor obtains a questionable result on the Egan-Jones Auditor Score which takes into account a number of factors including but not limited to:

➢     Auditor rotation every seven years

➢     Non-audit fees exceeding 50% of total fees

➢     Significant and material disciplinary actions taken against the Company’s Auditor

•        Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Auditor Rotation

FOR shareholders proposals asking for auditor rotation.

FOR Shareholder proposal asking to limit the auditor from providing non-audit services.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of DirectorAGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies. FOR shareholder proposals requesting multiple candidate elections.

Authorization of the Board to Fill (casual) Vacancies

FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.

Cumulative Voting

FOR management proposals to eliminate cumulative voting. AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR management proposals asking to permit shareholders of record who own at least 10% of the Company’s shares, have the ability to call a special meeting.

FOR shareholder proposals to allow shareholders holding at least 10% or more of the Company’s shares, to call a special shareholder meeting regardless of length of stock ownership to the fullest extent possible, and proposals asking to give to give street name shares and non-street name shares an equal right to call for a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

Management proposals regarding any Board size changes must require shareholder approval. FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.

FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

AGAINST management proposals to allow the Board to fix number of directors without shareholder approval.

AGAINST management proposals to allow the Board to set range of directors without shareholder approval.

Case-by-case management proposals to approve unusual board size.

Virtual-only Meeting

FOR management proposals to conduct virtual-only annual meeting, considering shareholders’ rights to participate electronically as they would have during an in-person meeting.

FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.

Quorum Requirements

FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.

Tender Offer Defenses

Poison Pills

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

AGAINST shareholder proposal requesting the Board authorize a self-tender offer.

Case-by-case basis for shareholder proposals to redeem the Company’s existing “poison pill”. Case-by-case basis for management proposals to ratify a “poison pill”.

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the Company’s ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

Pale Greenmail

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Certificate of Incorporation or Bylaws

FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the Company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant Company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

FOR binding shareholder proxy access proposals considering the following criteria:

•        0.5% ownership threshold

•        Number of board members that may be elected — cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created

•        We prefer no limit or caps on the number of shareowners in the nominations group

•        Loaned securities will count towards total

•        We prefer that all participants affirm that they intend to be “long term shareholders” of the Company with at least 6 month ownership duration requirement

•        Proposals with no re-nominations restrictions are preferred.

FOR shareholder proposals to improve Catch-22 Proxy Access to remove the shareholder group limit — to enable as many shareholders as may be needed to combine their shares to equal 3% of the stock owned continuously for 3-years in order to enable shareholder proxy access.

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds 50 percent of share capital, without a specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock more than 50 percent of currently issued common share capital, if tied to a specific transaction or financing proposal or if the share pool was used up due to equity plans.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and the Company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

Blank Check Preferred Stock

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the Company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives one of the lowest two Compensation scores, FOR otherwise. When the Compensation Score is not available, Egan-Jones will recommendation FOR.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation Score.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Compensation Plan other than a Qualified ESPP at Special Purpose Acquisition Company

FOR compensation plans of the newly formed Company arising from a business combination with a special purpose acquisition Company (SPAC), unless the authorized share pool exceeds 3% of the newly formed Company’s authorized shares.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the result obtained by the Company in Egan-Jones Compensation Score. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable result on the Egan-Jones Compensation Score, FOR otherwise.*

*In cases when the Company doesn’t have a CEO or CEO is not the highest paid executive then Egan-Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Score.

AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the Company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher compensation score. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

Golden Parachutes and Tin Parachutes

FOR shareholder proposals requesting that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.

The Federal Forum Selection for the Securities Act Claims Amendment

FOR proposals asking to approve an amendment to the Certificate of Incorporation to add a new provision that, unless the Company selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complainant, shall be the federal district courts of the United States of America.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who: are interested directors and sit on key board committees (Audit or Nominating committees)

•        are interested directors and the Company does not have one or more of the following committees: Audit or Nominating.

•        attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•        ignore a shareholder proposal that is approved by a majority of shares outstanding

•        ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Change from Diversified to Non-Diversified Fund

FOR approval of change from diversified to non-diversified fund.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing Fundamental Restriction to Non-fundamental

AGAINST on changing fundamental restriction to non-fundamental restriction.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Changing Fundamental Investment Policy to Non-Fundamental

AGAINST proposals to change the fund’s fundamental investment policy to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, Company’s past performance, and terms of liquidation.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Appoint and Terminate Sub-advisors without Shareholder Approval — “Manager of Managers” Structure

FOR approval of the use of a “Manager of Managers” structure that would permit the Fund’s manager to appoint and replace sub-advisers and enter into, and materially amend, sub-advisory agreements for the Fund without obtaining prior shareholder approval, regardless of the level of sub-adviser’s affiliation.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

•        such as those that exceed 3x of the cash severance or

•        if the cash severance multiple is greater than 2.99x or

•        contain tax gross-ups or

•        provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or

•        are triggered prior to completion of the transaction or

•        if the payouts are not contingent on the executive’s termination.

Extension Amendment Proposal for SPAC companies

Proposal asking to give the Company the right to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Case-by-case recommendation, if the pre-existing extension terms have been modified to reduce the amount required to be deposited in trust account, then Egan-Jones will recommend AGAINST.

Miscellaneous Shareholder Proposals

Governance

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Statement of the Purpose of a Corporation Review

AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.

Majority Voting in the Election of Directors

FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.

Election of Non-executive Directors

AGAINST shareholder proposals requesting election of non-executive directors.

Employee Representation on the Board of Directors

AGAINST shareholder proposals on employee representation on the Board of Directors.

Fair Elections/Advance Notice Bylaw

FOR shareholder proposals requesting that shareholder approval is required for any advance notice bylaw amendments that:

1.    require the nomination of candidates more than 90 days before the annual meeting,

2.    impose new disclosure requirements for director nominees, including disclosures related to past and future plans, or

3.    require nominating shareholders to disclose limited partners or business associates, except to the extent such investors own more than 5% of the Company’s shares.

CEO succession policy

FOR shareholder proposals requesting a CEO succession planning policy.

Report on Key-Person Risk

FOR shareholder proposals requesting a report on the Company’s key-person risk, including identification of key persons and actions to ameliorate the impacts of their potential loss.

The Board’s Nominee Disclosure Policy/True Diversity Board Policy

Shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board’s nominating committee believes must be met by a nominee to be on the board of directors; and each nominee’s skills, ideological perspectives, and experience presented in a chart or matrix form. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise

AGAINST shareholder proposals requesting that the Board of Directors review the Human Resources Committee’s mandate in order for it to play a role in overseeing key strategies regarding organizational culture, human resources, engagement, health, well-being, equity, diversity and inclusion of employees and that it can ensure that such strategies and organizational culture include environmental, social and governance (ESG) principles.

Risk Oversight Committee/Public Policy Committee

Shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company’s policies including human rights, environment, domestic governmental regulations, foreign affairs and international relations affecting the Company’s business. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Creation of a New Technology Committee

Shareholder proposals that request that the Company create a new technology committee. Based on the Cybersecurity Risk Score, FOR in cases when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting the Board review the mandate of the Corporate Governance Committee in order to include an ethical component concerning the use of artificial intelligence.

Decarbonization Committee

AGAINST shareholder proposals that request the board of directors establish a new committee to evaluate the risks and drawbacks of attempting to meet demands for the Company decarbonization.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CAS-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Proxy Voting Review

Shareholder proposal regarding proxy voting review report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Disclosure of Voting Results

FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock

FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to the Company’s capital structure and charter/bylaws. These include, but are not limited to:

➢     the ability to re-classify a board;

➢     the exclusive right to set the number of directors;

➢     limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Report on Whistleblower Policies and Practices

Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Mandatory Arbitration Bylaw

AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.

Shareholder proposal regarding a report on the impact of the use of mandatory arbitration on employees and workplace culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Concealment Clauses

Shareholder proposal requesting additional reporting on risks associated with the use of certain concealment clauses. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that shareholders be allowed the opportunity at shareholder meetings to alert board members that the shareholders seek more information or favor a particular approach to corporate policy and that the Company constitution should include the clause: “The Company in general meeting may by ordinary resolution express an opinion or request information about the way in which a power of the Company partially or exclusively vested in the Directors has been or should be exercised. Such a resolution must relate to a material risk identified by the Directors or the Company and cannot advocate action that would violate any law or relate to any personal claim or grievance. Such a resolution is advisory only and does not bind the Directors or the Company”. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Executive Compensation

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

Shareholder proposals to adopt an executive compensation recoupment policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.

Senior Executive Stock Retention

FOR shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.

Deferral Period for Certain Compensation of Senior Executives

Shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program (“Bonus Program”), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period. Based on the Compensation Score: FOR when the Company receives one of the lowest two results on the Compensation Score; AGAINST otherwise.

Deduct Impact of Stock Buybacks from Executive Pay

Shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Government Service Golden Parachute

AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.

Nonqualified Savings Plan Earnings

AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above-market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.

GAAP Financial Metrics for Purposes of Determining Executive Compensation.

Shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP).

Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Stockholder proposals on non-GAAP measures disclosure, to adopt a policy that when the Company adjusts or modifies any generally accepted accounting principles (“GAAP”) financial performance metric for determining senior executive compensation, it should include a specific explanation for each adjustment and a reconciliation of the adjusted metric to GAAP. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Legal and Compliance Costs in Executive Compensation metrics

Shareholder proposals requesting that financial performance metrics should not be adjusted to exclude legal or compliance costs in evaluating performance for incentive payouts to senior executives. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting inclusion of legal and compliance costs in incentive compensation metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Tax Transparency

Shareholder proposals on tax transparency requesting that the Company issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI)

Tax Standard. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise

ESG Metrics and Executive Compensation

Shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company’s compensation incentive plans. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Community Impacts and Company’s Executive Compensation Program

Shareholder proposals asking that the Board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company’s executive compensation program. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Target Amounts for CEO Compensation — Pay Disparity

Shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Equity Ratio Disclosure in Executive Compensation

Shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal on reform of executive compensation policy with social responsibility.

FOR shareholder proposals asking to ensure greater independence of compensation advisors. FOR shareholder proposals to discontinue professional services allowance for NEOs.

Shareholder proposals on cessation of Stock Option and Bonus Programs. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise

Executive Perquisites

Shareholder proposals requesting that payments and/or reimbursements to current and former Named Executive Officers (NEOs) for personal expenses be discontinued. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Incentive Compensation and Risks of Material Losses

Shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Advisory Vote on Executive Compensation

Shareholder proposals on adoption of advisory vote on executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from overall Governance Score.

Shareholder proposals on pay for superior performance. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Drug Pricing Strategies in Incentive Compensation Plans

AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements. The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.

Executive Pay Confidential Voting

FOR shareholder proposals to adopt a bylaw provision restricting management’s access to vote tallies prior to the annual Meeting with respect to certain executive pay matters.

Clawback Provision Amendment of the Company Policy

Shareholder proposals requesting recoupment of awarded incentive pay and to state that conduct (intentional misconduct and not intentional misconduct) may trigger application of that policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.

Quantifiable Performance Metrics

CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Shareholder Proposals on Social and Environmental Issues

Environment

AGAINST shareholder proposals asking the Company to issue a report in support of circular economy.

AGAINST shareholder proposals that request companies to follow the CERES Principles.

Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders’ relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

Shareholder proposals requesting that the Company issue an annual report to shareholders, at reasonable cost and omitting proprietary information, on plastic pollution. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on reduction of water pollution.

Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting a report on recyclable packaging. AGAINST shareholder proposals requesting a report on electronic waste.

AGAINST shareholder proposals on proper disposal of pharmaceuticals. AGAINST shareholder proposals requesting a report on nanomaterials.

GHG Emissions

Shareholder proposals requesting that the Company adopt GHG emissions reductions goals and issue a report at reasonable cost and omitting proprietary information, on its plans to achieve these goals. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Energy

Shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on renewable energy adoption. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on distributed — scale clean electricity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Climate Change

Shareholder proposals on establishing a climate change committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company establish an annual advisory vote policy with respect to its environmental and climate change action plan and objectives. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting environmental and social due diligence. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report a report on 2-degree or 1.5-degree scenarios, IEA or IPCC reports, scenarios or assumptions, or any other climate- or net-zero transition-related models. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Fiduciary Carbon-Emission Relevance Report

Shareholder proposals requesting a report evaluating the material factors relevant to decisions about whether a 2050 net-zero carbon goal is appropriate; factors such as economic consequences of adopting a 2050 net-zero carbon goal, technological feasibility for the company, the possibility that the climate models that underlie such goals are incorrect etc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on deforestation impacts in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on limiting supply chain flaring. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on climate change and business model. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting a report on investment of retirement funds in companies contributing to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on stranded assets due to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals on privatization of pollution assets.

Shareholder proposals requesting a report on risks of petrochemical investments. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals on new fossil fuel financing requesting adoption of a policy in which the Company takes available actions to help ensure that its financing does not contribute to new fossil fuel supplies.

AGAINST shareholder proposals requesting that the Company commit to continuing to invest in and finance the oil and gas sector and conduct a review of any and all of its policies to ensure that there are none that have the effect of encouraging divestment from the sector.

Shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on environmental expenditures (voluntary climate-related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the Company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on electrification of the transporation sector.

AGAINST shareholder proposals requesting a report on environmentally sensitive, protected areas.

Health

AGAINST shareholder proposals requesting a report on sugar and public health. AGAINST shareholder proposals regarding cage free egg progress disclosure.

Shareholder proposals requesting a report on antibiotics in livestock. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.

AGAINST shareholder proposals on protein diversification.

AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.

Shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals that request the Compensation committee prepare a report on drug pricing. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholders proposals that request fair distribution and access to life-sustaining drugs and vaccines in affordable prices in both the United States and in low-income countries.

Shareholder proposal requesting a report on transfer of intellectual property to potential COVID-19 manufacturers. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting report on government financial support and access to COVID-19 vaccines and therapeutics. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting a report on public health costs of protecting vaccine technology. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company discontinue global sales of baby powder containing talc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on the Company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the Company.

AGAINST shareholder proposals requesting that the Company prepare an independent third-party audit on driver health and safety.

AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.

AGAINST shareholder proposals seeking support for the descheduling of Cannabis.

Social

AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.

AGAINST shareholder proposals on transition to a public benefit corporation.

AGAINST shareholder proposals on financial initiatives that promote and strengthen communities, focusing on not only their economic effect but their social impact as well.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

Military Business

Proposals on defense issues. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on policies regarding military and militarized policing agencies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Shareholder proposals requesting a report on development of products for military. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Human Rights, Labor Issues

Shareholder proposals on establishing a human rights committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate for election at least one director with human/civil rights expertise. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals seeking a human rights report or human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report evaluating the efficacy of the Company’s existing policies and practices to address the human rights impacts of its content management policies to address misinformation and disinformation across its platforms. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on data privacy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals seeking reports on the Company’s activities affecting indigenous peoples. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and indigenous peoples’ rights.

AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

Freedom of Expression

Shareholder proposals on policies of freedom of expression — to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Non-Partisanship/Political Speech

AGAINST shareholder proposals requesting that the Board of Directors encourage a senior management commitment to avoid supporting or taking a public position on any controversial social or political issues (collectively “political speech”), without having previously, comprehensively and without bias justified by action on the basis of underlying business strategy, exigencies, and priorities.

Freedom of Association

Shareholder proposal regarding adoption of policy on the Company’s commitment to respect the rights to freedom of association and collective bargaining in its operations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a third-party audit on workers’ freedom of association and collective bargaining rights.

Shareholder proposals requesting workplace safety reports: Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the Company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals to report to shareholders on the Company’s minimum requirements and standards related to workforce practices. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals regarding a slavery and human trafficking report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a disclosure whether the Company’s business operations involve, rely or depend on child labor. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on prison labor in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

AGAINST shareholder proposals requesting a report, omitting confidential and privileged information and at reasonable expense, detailing any known or potential risks and costs to the company caused by enacted or proposed state policies severely restricting reproductive rights, and detailing any strategies beyond litigation and legal compliance that the company may deploy to minimize or mitigate these risks.

AGAINST shareholder proposals relating to reproductive rights and consumer data privacy.

AGAINST shareholder proposals supporting activities that include abortion, euthanasia or assisted suicide.

AGAINST shareholder proposals promoting in vitro fertilization for either assisting conception or for research.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Diversity, Equity and Inclusion

Shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting establishment of equal employment opportunity policy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Report on Diversity and Inclusion

Shareholder proposals requesting a report on the effectiveness of the Company’s diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for hiring, retention, and promotion of employees, including data by gender, race, and ethnicity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

DE&I Policies Third Party — Audit Racial Equity/Civil Rights Audit

AGAINST shareholder proposals that request the Board of Directors commission an audit analyzing the impacts of the Company’s Equity, Diversity & Inclusion policies on civil rights, non-discrimination and returns to merit, and the impacts of those issues on the Company’s business. The audit may, in the Board’s discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and shareholders of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company’s website.

Report on effects of DE&I/Report on Discrimination Risk Oversight and Impact

Shareholders proposals requesting that the Board of Directors conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how it oversees risks related to discrimination against individuals based on their race, color, religion (including religious views), sex, national origin, or political views, and whether such discrimination may impact individuals’ exercise of their constitutionally protected civil rights. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Report on a cost/benefit analysis of its Diversity, Equity & Inclusion programs

Shareholder proposals requesting a report, omitting proprietary or confidential information and considering all relevant costs and benefits, including the reputational costs arising from discriminating on the basis of race, sex and orientation; the financial costs of selecting employees on bases other than merit; the costs associated with relying on incomplete or biased evidence, and related costs. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals asking that the Company rescind the Racial Equity Audit.

Shareholder proposals requesting a racial equity audit or a report on progress toward eliminating racial discrimination at the Company. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals regarding assessing inclusion in the workplace and requesting a report to shareholders on whether written policies or unwritten norms at the Company reinforce racism in the Company culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals on gender pay gap. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting paid sick leave for all employees. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on worker misclassification. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Inclusive Hiring or Fair Chance Employment

Shareholder proposals requesting a report on hiring practices related to people with arrest or incarceration records. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal requesting disclosure of languages in which the directors are fluent in the skills and expertise matrix of the circular.

Animal Rights

AGAINST proposals that deal with animal rights.

AGAINST shareholder proposal supply chain practices report focusing on animal welfare.

Nonhuman primates report

AGAINST shareholder proposals requesting that the Board report to shareholders annually on the species, country of origin (including wild-caught or captive-bred, omitting proprietary information), and numbers of nonhuman primates imported by the company into the U.S.; the species and numbers of nonhuman primates transported within the country; and measures the company is taking to mitigate its impact on dwindling populations in nature.

Product Integrity and Sales, Marketing and Advertising

AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.

AGAINST shareholder proposals on reducing sales and marketing of socially questionable products, including but not limited to alcohol, drugs, tobacco, weapons.

Shareholder proposals asking for responsible sourcing details of product. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals regarding a report on plant-based milk pricing.

AGAINST shareholder proposals requesting that the Company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that request the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

Shareholder proposals that request the Company prepare a report, on the social, health, and environmental effects of genetically modified organisms (GMOs). Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals to eliminate GE ingredients from the Company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the Company’s products.

AGAINST shareholder proposals requesting that the Company make nicotine level information available to customers and begin reducing nicotine levels in the brands to a less addictive level.

Impact of Extended Patent Exclusivities on Product Access

Shareholder proposals requesting a report on a process by which the impact of extended patent exclusivities on product access would be considered in deciding whether to apply for secondary and tertiary patents. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on external costs of disinformation in digital advertising. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Assessment of the Company’s advertising and marketing practices

Shareholder proposals requesting a report, at reasonable expense and excluding proprietary information, assessing whether the Company’s advertising and marketing practices may pose financial and/or reputational risks sufficient to have material impacts on the company’s finances and operations due to levels of gun violence. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services

Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Political Advertising and Posts

Shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the Company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Algorithm Disclosure

Shareholder proposals requesting that the Company provide more quantitative and qualitative information on how algorithm systems are used to target and deliver ads, error rates, and the impact these systems had on user speech and experiences. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Anticompetitive Practices

Shareholder proposal regarding a report on board oversight of risks related to anticompetitive practices. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Takedown Requests

Shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the Company implements in response to government requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Competitiveness and Protection of Personal Information

AGAINST shareholder proposals requesting that the Board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.

Facial Recognition Technology

Shareholder proposals on prohibition on sales of facial recognition technology to all government entities. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Business Operations and Ethics, Fair Practice

Provision of Services in Conflict Zones policy

AGAINST shareholder proposals requesting a policy on access to services in conflict zones. i.e. that the people in those regions do not suffer discriminatory exclusion from the Company’s financial services, or alternatively, if the Company chooses not to establish this policy, provide an evaluation of the economic impact the policy of exclusion has on the affected populations as well as the company’s finances, operations and reputation.

Politicized de-banking

Shareholder proposals requesting a report on politicized de-banking evaluating the Company’s policies or practices to make sure there are sufficient safeguards to prevent political or religious discrimination. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a congruency report on partnerships with globalist organizations that facilitate collaboration between businesses, governments and NGOs for social and political ends against the Company’s fiduciary duty to shareholders.

Shareholder proposals seeking disclosure of business operations in high risk countries or conflict complicit governments. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Content Management Report/Content Enforcement Policies

Shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Cybersecurity

Shareholder proposals requesting a report on cyber risk. Based on the Cyber Security Risk Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.

Exhibit B — Principal Holders Table

Amplify AI Powered Equity ETF

Name and Address of Owner	Percentage of Record Ownership
Apex Clearing Corporation 350 North St. Paul Street, Suite 1300 Dallas, TX 75201	23.60%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	23.20%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	18.30%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	8.60%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.90%

Amplify Alternative Harvest ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	21.90%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	18.70%
Apex Clearing Corporation 350 North St. Paul Street, Suite 1300 Dallas, TX 75201	7.60%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	7.30%
Interactive Brokers Group 209 South LaSalle Street Chicago, Illinois 60604	6.10%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	5.60%

Amplify BlackSwan Growth & Treasury Core ETF

Name and Address of Owner	Percentage of Record Ownership
The Northern Trust Company 801 S. Canal Street Chicago, Illinois 60607	56.70%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	24.90%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	8.00%

Amplify BlackSwan ISWN ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	88.70%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	9.30%

Amplify Bloomberg AI Value Chain ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	17.80%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	11.80%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	11.40%
Wedbush Securities Inc. 1000 Wilshire Blvd. Los Angeles, CA 90017	8.90%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	6.80%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.60%
Wells Fargo Securities, LLC 2801 Market Street St. Louis, Missouri 63103	5.60%

Amplify BlueStar Israel Technology ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	18.70%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	12.50%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	11.30%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	8.50%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	8.00%

Amplify Cash Flow Dividend Leaders ETF

Name and Address of Owner	Percentage of Record Ownership
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	25.10%
Raymond James 880 Carillon Parkway St. Petersburg, Florida 33716	17.40%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	14.90%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	14.80%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	7.70%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	7.20%

Amplify CWP Enhanced Dividend Income ETF

Name and Address of Owner	Percentage of Record Ownership
Raymond James 880 Carillon Parkway St. Petersburg, Florida 33716	28.80%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	23.40%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	12.70%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	8.50%

Amplify CWP Growth & Income ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	29.50%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	18.90%
Raymond James 880 Carillon Parkway St. Petersburg, Florida 33716	14.60%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	9.80%

Amplify CWP International Enhanced Dividend Income ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	25.40%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	18.40%
Raymond James 880 Carillon Parkway St. Petersburg, Florida 33716	17.10%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	8.60%
Janney Montgomery Scott LLC 1717 Arch Street, 17th Floor Philadelphia, Pennsylvania 19103	6.20%

Amplify Cybersecurity ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	23.90%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	14.80%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	12.80%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	5.30%

Amplify Digital Payments ETF

Name and Address of Owner	Percentage of Record Ownership
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	22.40%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	16.80%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	10.90%
JP Morgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza Dallas, TX 75254	5.70%

Amplify Etho Climate Leadership U.S. ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	35.50%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	17.80%
JP Morgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza Dallas, TX 75254	11.00%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	6.10%
Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	6.10%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	5.60%

Amplify CEF High Income ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	29.10%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	21.30%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	14.80%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	7.30%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	5.20%

Amplify Junior Silver Miners ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	18.50%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	13.30%
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	10.50%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	7.10%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.30%

Amplify Lithium & Battery Technology ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	23.10%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	21.30%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	7.10%
Raymond James 880 Carillon Parkway St. Petersburg, Florida 33716	7.00%

Amplify Online Retail ETF

Name and Address of Owner	Percentage of Record Ownership
JP Morgan Chase Bank, National Association 14201 Dallas Parkway, Chase International Plaza Dallas, TX 75254	16.60%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	16.40%
The Bank of New York Mellon One Wall Street, 5th Floor New York, New York 10286	14.20%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	11.60%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	6.50%

Amplify Samsung SOFR ETF

Name and Address of Owner	Percentage of Record Ownership
U.S. Bank N.A./ETF 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	77.30%
U.S. Bank N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	16.80%

Amplify Seymour Cannabis ETF

Name and Address of Owner	Percentage of Record Ownership
U.S. Bank N.A./ETF 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	79.60%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	5.60%

Amplify Blockchain Technology ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	25.70%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	15.90%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	12.50%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	7.90%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	5.90%

Amplify Travel Tech ETF

Name and Address of Owner	Percentage of Record Ownership
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	18.60%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	14.40%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	13.80%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	6.40%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	5.70%

Amplify Weight Loss Drug & Treatment ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	33.80%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	20.50%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	15.40%

Amplify Bitcoin 2% Monthly Option Income ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	37.00%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	28.30%
Interactive Brokers Group 209 South LaSalle Street Chicago, Illinois 60604	8.20%
Robinhood Securities, LLC 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	5.50%

Amplify Bitcoin Max Income Covered Call ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	29.10%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	23.20%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	11.90%
Interactive Brokers Group 209 South LaSalle Street Chicago, Illinois 60604	9.60%
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302	6.70%
Robinhood Securities, LLC 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	5.50%

Amplify TLT U.S. Treasury 12% Option Income ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	50.20%
U.S. Bank N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	17.70%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	13.30%

Amplify COWS Covered Call ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	75.10%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	9.20%

Amplify SILJ Covered Call ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	26.50%
Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	17.80%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	16.50%
Desjardins Securities Inc./CDS P.O. Box 11070, Station Centre-Ville Montreal, QC H3C 9Z9	8.50%

Amplify Small-Mid Cap Equity ETF

Name and Address of Owner	Percentage of Record Ownership
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	42.90%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	30.30%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	21.30%

Amplify Video Game Leaders ETF

Name and Address of Owner	Percentage of Record Ownership
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105	14.30%
Apex Clearing Corporation 350 North St. Paul Street, Suite 1300 Dallas, TX 75201	12.50%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	11.90%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, Florida 33610	6.50%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121	6.50%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	6.30%